                                                                   EXHIBIT 10.12

                         MANAGEMENT SERVICES AGREEMENT


                                BY AND BETWEEN



                       NOVAMED EYECARE MANAGEMENT, LLC,

                     a Delaware limited liability company

                                      AND

                     HUNKELER EYE CENTERS-CHICAGO, L.L.C.,

                     a Delaware limited liability company



                            EFFECTIVE JULY 1, 1999

                               TABLE OF CONTENTS

                                                                                Page No.
ARTICLE 1 DEFINITIONS...........................................................       2
     1.1   Adjustments..........................................................       2
     1.2   Affiliate............................................................       3
     1.3   Ancillary Revenue....................................................       3
     1.4   Budget...............................................................       3
     1.5   Business Manager.....................................................       3
     1.6   Business Manager Consent.............................................       3
     1.7   Business Manager Expense.............................................       3
     1.8   Capitation/Case Rate Revenues........................................       4
     1.9   Confidential Information.............................................       4
     1.10  Depository Account...................................................       5
     1.11  Designated Allied Health Professionals...............................       5
     1.12  Dispensary Business..................................................       5
     1.13  GAAP.................................................................       5
     1.14  Managed Care Contract................................................       5
     1.15  Management Fee.......................................................       5
     1.16  Management Services..................................................       5
     1.17  Management Services Agreement........................................       6
     1.18  Medical Advisory Board...............................................       6
     1.19  Medical Services.....................................................       6
     1.20  Monthly Office Expense...............................................       6
     1.21  Monthly Practice Expense.............................................       6
     1.22  Non-Ophthalmic Business..............................................       6
     1.23  Non-Ophthalmic Business Budgeted Office Expense......................       6
     1.24  Non-Ophthalmic Business Budgeted Practice Expense....................       6
     1.25  Non-Ophthalmic Business Budgeted Revenue.............................       6
     1.26  Non-Ophthalmic Business Management Fee...............................       6
     1.27  Non-Ophthalmic Business Monthly Fee..................................       6
     1.28  Non-Ophthalmic Business Monthly Office Expense.......................       6
     1.29  Non-Ophthalmic Business Monthly Practice Expense.....................       7
     1.30  Non-Ophthalmic Business Office Expense...............................       7
     1.31  Non-Ophthalmic Business Revenue......................................       7
     1.32  Office or Offices....................................................       7
     1.33  Office Expense.......................................................       7
     1.34  Optometric Business..................................................       9
     1.35  Optometrist..........................................................       9
     1.36  Physician............................................................      10
     1.37  Physician Discretionary Expenses.....................................      10
     1.38  Physician-Employee...................................................      10
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                                       i
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                                                                                 Page No.
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     1.39  Policy Board.........................................................      10
     1.40  Practice.............................................................      10
     1.41  Practice Consent.....................................................      10
     1.42  Practice Expense.....................................................      10
     1.43  Practice-Owner.......................................................      11
     1.44  Predecessor Management Services Agreements...........................      11
     1.45  Preexisting Obligation Payments......................................      11
     1.46  Principal Services...................................................      11
     1.47  Principal Services Budgeted Office Expense...........................      11
     1.48  Principal Services Budgeted Practice Expense.........................      11
     1.49  Principal Services Budgeted Revenue..................................      11
     1.50  Principal Services Management Fee....................................      11
     1.51  Principal Services Monthly Fee.......................................      11
     1.52  Principal Services Monthly Office Expense............................      11
     1.53  Principal Services Monthly Practice Expense..........................      12
     1.54  Principal Services Office Expense....................................      12
     1.55  Principal Services Revenue...........................................      12
     1.56  Professional Services Revenues.......................................      12
     1.57  Purchase Agreements..................................................      12
     1.58  Representatives......................................................      12
     1.59  Services Agreements..................................................      12
     1.60  Stark Act............................................................      12
     1.61  Subcontractor Costs..................................................      12
     1.62  Term.................................................................      12

ARTICLE 2 APPOINTMENT AND AUTHORITY OF BUSINESS MANAGER.........................      13
     2.1   Appointment..........................................................      13
     2.2   Authority............................................................      13
     2.3   Patient Referrals....................................................      13
     2.4   Internal Practice Matters............................................      14
     2.5   Practice of Medicine or Optometry....................................      14

ARTICLE 3 RESPONSIBILITIES OF THE POLICY BOARD..................................      14
     3.1  Formation and Operation of the Policy Board...........................      14
     3.2  Duties and Responsibilities of the Policy Board.......................      15
     3.3  Medical Decisions.....................................................      17

ARTICLE 4 COVENANTS AND RESPONSIBILITIES OF BUSINESS MANAGER....................      17
     4.1  Offices and Equipment.................................................      17
     4.2  Medical Supplies......................................................      18
     4.3  Support Services......................................................      18
     4.4  Quality Assurance, Risk Management, and Utilization Review............      18
     4.5  Licenses and Permits..................................................      19


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                                                                                Page No.
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     4.6   Personnel............................................................      19
     4.7   Contract Negotiations................................................      19
     4.8   Billing and Collection...............................................      20
     4.9   Priority of Payments.................................................      24
     4.10  Fiscal Matters.......................................................      25
     4.11  Reports and Records..................................................      27
     4.12  Recruitment of Physicians and Optometrists...........................      27
     4.13  Confidential and Proprietary Information.............................      27
     4.14  Insurance............................................................      28
     4.15  No Warranty..........................................................      30

ARTICLE 5 COVENANTS AND RESPONSIBILITY OF PRACTICE..............................      31
     5.1   Organization and Operation...........................................      31
     5.2   Practice Personnel...................................................      32
     5.3   Professional Standards...............................................      33
     5.4   Medical Services.....................................................      34
     5.5   Peer Review/Quality Assurance........................................      34
     5.6   Confidential and Proprietary Information.............................      34
     5.7   Noncompetition.......................................................      35
     5.8   Name, Trademark......................................................      36
     5.9   Medical Advisory Board...............................................      37
     5.10  Indemnification of Business Manager..................................      37
     5.11  Indemnification of Practice..........................................      38

ARTICLE 6 FINANCIAL ARRANGEMENT.................................................      38
     6.1   Definitions..........................................................      38
     6.2   Management Fee.......................................................      41
     6.3   Reasonable Value.....................................................      41
     6.4   Payment of Management Fee............................................      41
     6.5   Accounts Receivable..................................................      41
     6.6   Disputes Regarding Fees..............................................      42

ARTICLE 7 MEDIATION AND ARBITRATION.............................................      43

ARTICLE 8 TERM AND TERMINATION..................................................      43
     8.1   Initial and Renewal Term.............................................      43
     8.2   Termination..........................................................      44
     8.3   Effects of Termination...............................................      46
     8.4   Repurchase Obligation................................................      46
     8.5   Repurchase Option....................................................      48
     8.6   Closing of Repurchase................................................      49
     8.7   Rights and Remedies..................................................      49
     8.8   Interpretation.......................................................      49

                                      iii
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ARTICLE 9 MISCELLANEOUS.........................................................      50
     9.1   Administrative Services Only.........................................      50
     9.2   Status of Contractor.................................................      50
     9.3   Notices..............................................................      50
     9.4   Governing Law and Consent to Jurisdiction............................      51
     9.5   Assignment...........................................................      52
     9.6   Waiver of Breach.....................................................      52
     9.7   Enforcement..........................................................      52
     9.8   Gender and Number....................................................      53
     9.9   Additional Assurances................................................      53
     9.10  Consents, Approvals, and Exercise of Discretion......................      53
     9.11  Force Majeure........................................................      53
     9.12  Severability.........................................................      53
     9.13  Divisions and Headings...............................................      54
     9.14  Amendments and Management Services Agreement Execution...............      54
     9.15  Entire Management Services Agreement.................................      54

                         MANAGEMENT SERVICES AGREEMENT


     THIS MANAGEMENT SERVICES AGREEMENT is made and entered into effective as of July 1, 1999 (the "Effective Date"), by and between NovaMed Eyecare Management, LLC, a Delaware limited liability company ("Business Manager"), and Hunkeler Eye Centers-Chicago, L.L.C., a Delaware limited liability company ("Practice"), and replaces and supercedes, in their entirety, the Predecessor Management Services Agreements (as hereinafter defined).


                                    RECITALS

     This Management Services Agreement is made with reference to the following facts:

     A. Business Manager is a validly existing Delaware limited liability company which is in the business of providing physician practice management services to medical practices.

     B. Since January 1, 1996, Business Manager has provided physician practice management services pursuant to Predecessor Management Services Agreements with several practices in the Chicago, Illinois metropolitan area and Northwest Indiana, including Brodersen-Williams Eye Institute, P.C., Deschamps Eye Center, P.C., Walter I. Fried, Ph.D., M.D., S.C., Kirk Eye Center, S.C., Northshore Eye Associates, Ltd., and Northwest Ophthalmology Associates, S.C. (the "Original Practices").

     C. The Original Practices and S. Kirk, S.C., Kathleen M. Scarpulla, M.D., S.C., Lawrence D. Wolin, M.D., S.C., and Ann K. Williams, M.D. (collectively, the "Regional Practices") desire to consolidate into a single group practice in order to facilitate, among other things: (i) a focus on growth in refractive eye surgery; (ii) more effective marketing; (iii) more efficient leveraging of the existing infrastructure; (iv) enhanced recruiting and hiring of physicians and other personnel; (v) further integration of subspecialists; (vi) opportunities for intra-market acquisitions; (vii) joint managed care contracting efforts; and (viii) such other objectives as may be determined by the parties.

     D. The Regional Practices formed the Practice, of which they are initial owners, as the consolidated entity through which they will satisfy the aforementioned objectives.

     E. Practice is a validly existing Delaware limited liability company, formed for and engaged in all lawful businesses for which limited liability companies may be organized under the Limited Liability Company Act of the State of Delaware, Del. Code tit. 6, (S) 18-101 et seq., as amended from time to time, including, without limitation, the practice of medicine outside of the State of Delaware; provided that the Practice shall not engage in any business from which
          --------
a licensed professional corporation would be prohibited under the laws of Illinois, Indiana, or any other state under whose professional regulations the Practice may at any time become subject. Specifically, the Practice's initial purpose is to render professional medical services in the fields of ophthalmology and optometry and to provide related and ancillary services and products.

     F. In addition to providing medical services, Practice conducts an Optometric Business (as hereinafter defined) and a Dispensary Business (as hereinafter defined) (hereinafter collectively defined as the "Non-Ophthalmic Business").

     G. Practice desires to focus its energies, expertise and time on the practice of medicine and on the delivery of medical services to patients, and desires to delegate the business functions of its medical practice and Non-Ophthalmic Business to persons with business expertise.

     H. Practice desires to engage Business Manager to provide all management, administrative and business services as are necessary or appropriate for the day-to-day administration of the nonmedical aspects of Practice's medical practice and Non-Ophthalmic Business, including the provision of all non-medical assets necessary or appropriate for the operation of Practice's medical practice and Non-Ophthalmic Business, and Business Manager desires to provide such services upon the terms and conditions hereinafter set forth.

     I. Practice and Business Manager have determined a fair market value for the services to be rendered by Business Manager and, based on this fair market value, have developed a formula for compensating Business Manager that will allow the parties to establish a relationship permitting each party to devote its skills and expertise to the appropriate responsibilities and functions.

     J. Business Manager is willing to commit significant resources to Practice based upon the representation and warranty of Practice that the current owners of Practice intend to continue to practice medicine for Practice in the Chicago, Illinois metropolitan and northwest Indiana areas for a substantial period during the term of this Management Services Agreement pursuant to employment agreements (the "Employment Agreements") or Services Agreements (the "Services Agreements") between Practice and each Practice-Owner (as hereinafter defined).

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the parties agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

     When used in this Management Services Agreement, the following terms shall have the meanings set forth below.

     1.1  Adjustments.  The term "Adjustments" shall mean any adjustments on an
          -----------
accrual basis in accordance with GAAP for uncollectible accounts, Medicare, Medicaid and other payor contractual adjustments, discounts, worker's compensation adjustments, professional courtesies and other reductions in collectible revenue. On a continual basis, Business Manager and Practice agree that Principal Services Revenue and Non-Ophthalmic Business Revenue will be adjusted to cause amounts from such revenues to be stated at their net realizable value in accordance with GAAP.

     1.2  Affiliate.  The term "Affiliate" shall mean any person, firm or entity
          ---------
which directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any other person (including members of such person's family), firm or entity.

     1.3  Ancillary Revenue.  The term "Ancillary Revenue" shall mean all other
          -----------------
revenue of Practice, Physicians and Optometrists actually recorded each month (net of Adjustments) which is not Professional Services Revenue or Non-Ophthalmic Business Revenue and shall include, without limitation, any revenues of Practice or its Physicians and Optometrists which are derived from professionally related activities such as expert witness fees, and any royalties, honoraria or the like from authored documents or speeches.

     1.4  Budget.  The term "Budget" shall mean an operating budget and capital
          ------
expenditure budget for each fiscal year for each of the Non-Ophthalmic Business and the Principal Services, as prepared by Business Manager and adopted by Practice in accordance with Section 4.10 hereof. The initial Budget shall be attached hereto and incorporated herein as Exhibit 1.4. Each succeeding Budget
                                           -----------
subsequently adopted pursuant to Section 4.10 hereof shall also be incorporated herein.

     1.5  Business Manager.  The term "Business Manager" shall mean NovaMed
          ----------------
Eyecare Management, LLC, a Delaware limited liability company, or any permitted successor or assign under Section 8.5 hereof.

     1.6  Business Manager Consent.  The term "Business Manager Consent" shall
          ------------------------
mean the consent granted by any of Business Manager's representatives to the Policy Board. When any provision of this Management Services Agreement requires Business Manager Consent, such consent shall not be unreasonably withheld or delayed and shall be binding on Business Manager.

     1.7  Business Manager Expense.  The term "Business Manager Expense" shall
          ------------------------
mean any expense or cost incurred by Business Manager which does not relate directly to the provision of services to Practice or Practice-Owners. Such expenses or costs shall include, without limitation:

          (a) all salaries, benefits and other direct costs (including payroll and other withholding taxes) of executive officers and management personnel of Business Manager or employees of Business Manager who devote substantially all of their time and effort to the operations of Business Manager in the aggregate rather than the operations of Practice;

          (b) the expense of using, leasing, maintaining or repairing the corporate offices of Business Manager;

          (c) the cost of capital to finance the general business obligations of Business Manager, or acquisition of assets not used in the operation or management of Practice, and any costs associated with raising such capital; and

          (d) the costs of any consultants or advisors who provide services for Business Manager in connection with its business operations, such as accounting, financial and legal services, other than those services which constitute an Office Expense pursuant to Section 1.33 hereof. Except as otherwise expressly provided in this Agreement, no Business Manager Expense shall be allocated to or against Practice pursuant to Article 2 or otherwise without Practice Consent.

     1.8  Capitation/Case Rate Revenues.  The term "Capitation/Case Rate
          -----------------------------
Revenues" shall mean all revenues from managed care organizations, third party payors or employers in which payments are based on a per member, case rate or other similar basis (i.e., all payments which are not based on a fee-for-service payment methodology or discounted fee-for-service reimbursement methodology) for the medical needs of a subscribing patient. Capitation/Case Rate revenues shall include any associated plan payments received such as patient co-payments, incentive bonuses or incentive fund penalties. Subject to the review and approval of the Policy Board, all Capitation/Case Rate Revenues shall be allocated in good faith on an actuarial basis as follows:

          (a) "Non-Ophthalmic Business Capitation" shall be the portion, if any, of payments designated for Non-Ophthalmic Business goods sold or services provided by Practice. Non-Ophthalmic Business Capitation shall be Non-Ophthalmic Business Revenue;

          (b) "Professional Services Capitation" shall be the portion of payments designated for physician services performed by Practice. Professional Services Capitation shall be Professional Services Revenues; and

          (c) "Subcontractor Capitation Revenues" shall be the portion of payments designated for physicians, optometrists or other medical or optometric services that will be Subcontractor Costs (e.g., reinsurance, hospitalization, surgical facility fees, etc.), including incentive bonuses or penalties, and an estimate for incurred but not reported claims. The Policy Board shall determine how Subcontractor Capitation Revenues are accounted for under this Management Services Agreement.

Notwithstanding the foregoing, subject to the approval of the Policy Board, Business Manager shall develop and implement an appropriate allocation methodology for each Capitation/Case Rate Revenues contract.

     1.9  Confidential Information.  The term "Confidential Information" shall
          ------------------------
mean any and all financial, technical, commercial or other information of Business Manager or Practice, as appropriate (whether written or oral), including, without limitation, all information, notes, studies, patient lists and records, reports, analyses, financial statements, compilations, studies, forms, business or management methods, marketing data, fee schedules, peer review information, credentialing information, quality assurance and utilization review information, interpretations, information technology systems and programs, projections, forecasts or trade secrets of Business Manager or of Practice, as applicable, whether or not such Confidential Information is disclosed or otherwise made available to one party by the other party pursuant to this Management Services Agreement. Confidential Information shall also include the terms and provisions of this

Management Services Agreement and any transactions consummated or documents executed by the parties pursuant to this Management Services Agreement. Confidential Information does not include any information that (i) is or becomes generally available to and known by the public (other than as a result of an unpermitted disclosure directly or indirectly by the receiving party or its Affiliates, advisors or Representatives); (ii) is or becomes available to the receiving party on a nonconfidential basis from a source other than the furnishing party or its Affiliates, advisors or Representatives, provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to the furnishing party of which the receiving party has knowledge at the time of such disclosure; or (iii) has already been developed, or is hereafter independently acquired or developed, by the receiving party without violating any confidentiality agreement with or other obligation of secrecy to the furnishing party.

     1.10 Depository Account.  The term "Depository Account" shall mean the bank
          ------------------
account referred to in Section 4.8 hereof.

     1.11 Designated Allied Health Professionals.  The term "Designated Allied
          --------------------------------------
Health Professionals" shall mean those medical professionals working for or on behalf of Practice, other than Physicians and Optometrists, whose services must be rendered "incident to" a Physician's services in order to be billable under the Medicare program.

     1.12 Dispensary Business.  The term "Dispensary Business" shall mean the
          -------------------
business of selling prescription and non-prescription eyewear, contact lenses and other related optical products.

     1.13 GAAP.  The term "GAAP" shall mean generally accepted accounting
          ----
principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, statements and pronouncements of the Financial Accounting Standards Board, or other statements, practices and procedures as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of the determination.

     1.14 Managed Care Contract.  The term "Managed Care Contract" shall include
          ---------------------
any Capitation/Case Rate Revenues contract, or any contracts based on a fee-for-service payment methodology or discounted fee-for-service reimbursement methodology and other agreements with third party payors, alternative delivery systems or other purchasers of group health care services.

     1.15 Management Fee.  The term "Management Fee" shall mean the amount
          --------------
determined pursuant to Article 6 hereof.

     1.16 Management Services.  The term "Management Services" shall mean the
          -------------------
business, administrative and management services to be provided to Practice by or through Business Manager under this Agreement including, without limitation, the provision of equipment, supplies, support services, nonphysician personnel, office space, management, administration, financial record keeping and reporting, information systems and all other business office services necessary for the nonmedical operations of Practice.

     1.17 Management Services Agreement.  The term "Management Services
          -----------------------------
Agreement" shall mean this Management Services Agreement by and between Practice and Business Manager and any amendments hereto.

     1.18 Medical Advisory Board.  The term "Medical Advisory Board" shall have
          ----------------------
the meaning set forth in Section 5.9 hereof.

     1.19 Medical Services.  The term "Medical Services" shall mean ophthalmic
          ----------------
and optometric services as provided by Practice through Physicians or Optometrists, as the case may be, but any such services by Optometrists shall be limited to those services performed at the locations listed on Exhibit 1.19 (all
                                                               ------------
optometric services provided by Optometrists at any other location of Practice shall be deemed part of Optometric Business (as hereinafter defined)).

     1.20 Monthly Office Expense.  The term "Monthly Office Expense" shall
          ----------------------
have the meaning set forth in Section 6.1 hereof.

     1.21 Monthly Practice Expense.  The term "Monthly Practice Expense" shall
          ------------------------
have the meaning set forth in Section 6.1 hereof.

     1.22 Non-Ophthalmic Business.  The term "Non-Ophthalmic Business" shall
          -----------------------
mean the Optometric Business and Dispensary Business, collectively.

     1.23 Non-Ophthalmic Business Budgeted Office Expense.  The term "Non-
          -----------------------------------------------
Ophthalmic Business Budgeted Office Expense" shall have the meaning set forth in
Section 6.1 hereof.

     1.24 Non-Ophthalmic Business Budgeted Practice Expense.  The term
          -------------------------------------------------
"Non-Ophthalmic Business Budgeted Practice Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.25 Non-Ophthalmic Business Budgeted Revenue.  The term "Non-Ophthalmic
          ----------------------------------------
Business Budgeted Revenue" shall have the meaning set forth in Section 6.1 hereof.

     1.26 Non-Ophthalmic Business Management Fee.  The term "Non-Ophthalmic
          --------------------------------------
Business Management Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.27 Non-Ophthalmic Business Monthly Fee.  The term "Non-Ophthalmic
          -----------------------------------
Business Monthly Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.28 Non-Ophthalmic Business Monthly Office Expense.  The term "Non-
          ----------------------------------------------
Ophthalmic Business Monthly Office Expense" shall have the meaning set forth in
Section 6.1 hereof.

     1.29 Non-Ophthalmic Business Monthly Practice Expense.  The term "Non-
          ------------------------------------------------
Ophthalmic Business Monthly Practice Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.30 Non-Ophthalmic Business Office Expense.  The term "Non-Ophthalmic
          --------------------------------------
Business Office Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.31 Non-Ophthalmic Business Revenue.  The term "Non-Ophthalmic Business
          -------------------------------
Revenue" shall mean all revenues of the Non-Ophthalmic Business of the Practice recorded on an accrual basis under GAAP (net of Adjustments). Non-Ophthalmic Business Revenue shall include, without limitation, such revenues governed by the Billing and Collection Agreements (as defined in Section 4.8 hereof).

     1.32 Office or Offices.  The term "Office" or "Offices" shall mean any
          -----------------
office spaces, clinics, facilities or satellite facilities that Business Manager owns, leases or otherwise procures for the exclusive use of Practice.

     1.33 Office Expense.  The term "Office Expense" shall mean all
          --------------
expenses incurred by Business Manager, Practice or Practice-Owners, in accordance with GAAP in the provision of services to Practice and Practice-Owners and the operation of the Offices, except insofar as such expenses are Business Manager Expenses or Practice Expenses. Except as specifically enumerated below, Office Expense shall not include any state or federal income tax liability of Practice, Practice-Owners, or any other expense that is a Practice Expense or a Business Manager Expense. Without limitation, Office Expense shall include:

          (a) the salaries, benefits and other direct costs (including payroll and other withholding taxes) of all employees of Business Manager who are either located at, or devote substantially all of their time and effort to, Practice;

          (b) the salaries, benefits and other direct costs (including payroll and other withholding taxes) of all Optometrists and Physician-Employees, but excluding the salaries, benefits, fees, and other direct costs (including payroll and other withholding taxes) of all Practice-Owners and of those Physician-Employees and Optometrists set forth on Exhibit 1.33(b) (the "Practice
                                                  ---------------
Expense Employees"); provided, however, that in the event any Practice-Owner
                     --------  -------
shall fail to work in the performance of its/his/her duties as described in such Practice-Owner's Employment Agreement or Services Agreement, as applicable, (i) due to the Practice-Owner being Permanently Disabled, as defined in the Operating Agreement of Practice (the "Operating Agreement") for a period exceeding six (6) consecutive months or twelve (12) months within any eighteen
(18) consecutive month period, or (ii) otherwise fails to work, for any reason, in performance of its/his/her such duties for a period exceeding two (2) months, whether or not such failure (i) gives rise to termination rights pursuant to such Employment Agreement or Services Agreement or (ii) occurs prior to or after the termination of the Initial Term (as such term is defined in Section 4.1 of the Employment Agreement and Section 4.1 of the Services Agreement), then the expenses described in this Section 1.33(b) with respect to any Physician or Optometrist necessary to replace such Practice-Owner's services shall thereafter be categorized as a Practice Expense. Notwithstanding anything herein to the contrary, the Policy Board shall determine the Practice Expense Employees to be listed on Exhibit 1.33(b) from time to time;
          ---------------

          (c) except as otherwise provided in Section 5.4, the direct or reasonably allocated costs of providing locum tenens coverage with respect to
                                        ----- ------
any Optometrists or Physician-Employees as may be necessary pursuant to Section
5.4 hereof, which costs shall include, without limitation, the salaries, benefits and other direct costs of any Physician-Employees and Optometrists retained by Practice for such purposes;

          (d) the direct or reasonably allocated costs of any employee or consultant to the extent such person provides services at the direction of Business Manager for improved performance of Practice, such as management, billings and collections, business office consultation, training, and accounting and legal services;

          (e) the direct or reasonably allocated costs and out-of-pocket expenses of Business Manager or Practice incurred to recruit Office personnel, Physician-Employees and Optometrists of Practice;

          (f) all reasonable and customary business insurance expenses of Practice, Physicians, Optometrists, Designated Allied Health Professionals and the Offices, including, without limitation, professional and general liability insurance;

          (g) without duplication of expenses included pursuant to any other subparagraph of this Section 1.33, the expense of using, leasing, maintaining, repairing, purchasing or otherwise procuring the Offices and related equipment (including any leasehold improvements), including, without limitation, any depreciation expense, any personal property taxes assessed against assets utilized for the benefit of Practice, and any and all expenses relating to the equipment listed on Exhibit 1.33(g) attached hereto and incorporated herein, but
                    ---------------
excluding any Preexisting Obligation Payments;

          (h) without duplication of expenses included pursuant to any other subparagraph of this Section 1.33, the cost of capital, whether as actual interest on indebtedness incurred on behalf of Practice or as reasonable imputed interest on capital advanced by Business Manager to finance or refinance obligations of Practice, purchase medical or nonmedical equipment, renovate the Offices, or finance new ventures of Practice, but excluding any Preexisting Obligation Payments;

          (i) the Management Fee;

          (j) the direct or reasonably allocated costs relating to sales or marketing activities or materials relating to Practice, including, without limitation, brochures, pamphlets, displays, direct mail, promotional materials, patient screening, network directories, signs, video and audio tapes, equipment, media, development costs and consulting services;

          (k) the direct or reasonably allocated costs of obtaining, maintaining and supporting Managed Care Contracts for Practice;

          (l) the direct or reasonably allocated costs relating to any third party service agreements for the general day-to-day operations of Offices and Practice, which services shall include, without limitation, maintenance, patient transportation, janitorial, answering services, landscaping, snow removal and uniform rental;

          (m) with Practice Consent, the direct or reasonably allocated travel expenses of Business Manager associated with attending meetings, conferences or seminars primarily benefitting Practice;

          (n) the cost of medical supplies (including, without limitation, drugs, pharmaceuticals, products, substances or medical devices), office supplies, inventory (including, without limitation, inventory for the Non-Ophthalmic Business) and utilities;

          (o) direct costs, not to exceed budgeted allowances, for professional dues, subscriptions, continuing medical education expenses and travel costs for continuing medical education or other business travel of Practice employees;

          (p) all direct or reasonably allocated costs relating to the operation of the Offices, including without limitation, expenses relating to utilities; and

          (q) a licensing and access fee for each Windows terminal to cover expenses relating to capital equipment and maintenance, system installation and training, telecommunications and wide area networking, installation and support of software provided by Business Manager, and support and system administration; provided, however, that capital equipment and support fees will be adjusted
--------  -------
accordingly to the extent PCs and/or notebooks are utilized in lieu of Windows terminals; provided further that Business Manager shall have the discretion to
           -------- -------
adjust this fee annually provided that such adjustments are consistently applied by Business Manager to all managed practices on a company-wide basis.

     1.34 Optometric Business.  The term "Optometric Business" shall mean the
          -------------------
business comprised of all professional services performed by, on behalf of, or under the direction and/or supervision of, all Optometrists employed by Practice, including, without limitation, any professional fitting fees relating to contact lenses, and any visual field tests performed by a certified technician employed by Practice at the location of such Optometrists; provided,
                                                                      --------
however, that Optometric Business shall not include any services provided  by
-------
Optometrists at locations listed on Exhibit 1.19 (which services shall be a
                                    ------------
component of Principal Services).

     1.35 Optometrist.  The term "Optometrist" shall mean each individually
          -----------
licensed doctor of optometry who is employed or otherwise retained by or associated with Practice, each of whom shall meet at all times the qualifications described in Sections 5.2 and 5.3 hereof.

     1.36 Physician.  The term "Physician" shall mean each individual licensed
          ---------
to practice medicine in the States of Illinois and/or Indiana who is employed or otherwise retained by or associated with Practice, including without limitation, those individuals employed by, and an owner of, any Practice-Owner, each of whom shall meet at all times the qualifications described in Sections 5.2 and 5.3 hereof.

     1.37 Physician Discretionary Expenses.  The term "Physician Discretionary
          --------------------------------
Expenses" shall mean any expenses or debt obligations of Practice or Physicians which are not included in the Budget or approved by Business Manager and shall include, without limitation, the following:

accounting, consulting or legal expenses incurred by Practice without coordinating such engagement through Business Manager; professional dues, subscriptions, continuing medical education expenses and travel costs for continuing medical education in excess of budgeted allowances for such items and any equipment obtained by Practice without the approval of the Policy Board as set forth in Section 4.1(d) hereof; and other discretionary business expenses incurred directly by Physicians or Practice.

     1.38 Physician-Employee.  The term "Physician-Employee" shall mean any
          ------------------
Physician employed by Practice, but shall not include (i) Practice-Owners or
(ii) any Physician directly employed by, and an owner of, a Practice-Owner.

     1.39 Policy Board.  The term "Policy Board" shall refer to the body
          ------------
responsible for developing and implementing management and administrative policies pursuant to this Agreement.

     1.40 Practice.  The term "Practice" shall mean Hunkeler Eye Centers -
          --------
Chicago, L.L.C., a Delaware limited liability company authorized to do business in Illinois and Indiana, or any permitted successor or assign under Section 8.5 hereof.

     1.41 Practice Consent.  The term "Practice Consent" shall mean the
          ----------------
consent unanimously granted by Practice's Managers (as described in the Operating Agreement). When any provision of this Management Services Agreement requires Practice Consent, such consent shall not be unreasonably withheld or delayed and, once granted, shall be binding on Practice.

     1.42 Practice Expense.  The term "Practice Expense" shall mean an expense
          ----------------
incurred by Business Manager or Practice that is not an Office Expense and for which Practice, and not Business Manager, is financially liable. Practice Expense shall include, without limitation, such items as Preexisting Obligation Payments, Physician Discretionary Expenses, salaries, benefits, fees, and other direct costs of all Practice-Owners, the Physicians directly employed by, and who are owners of, a Practice-Owner and the Practice Expense Employees, any costs of providing locum tenens coverage designated as a Practice Expense
                   ----- ------
pursuant to Section 5.4 hereof, any continuing medical education ("CME") expenses in excess of the CME expenses allocated for each Physician in the Budget, which amount will not be less than $10,000, and any other expenses incurred by Practice, Practice-Owners and Physicians directly employed by, and who are owners of, a Practice-Owner, the general nature of which are not contemplated in the Budget.

     1.43 Practice-Owner.  The term "Practice-Owner" shall mean any
          --------------
Physician who is employed by, and an owner of, Practice, and any professional or medical service corporation that is an owner of Practice and provides professional medical services (through its employed Physician Shareholder) under a Services Agreement.

     1.44 Predecessor Management Services Agreements.  The term "Predecessor
          ------------------------------------------
Management Services Agreements" shall mean the management services agreements dated as of January 1, 1996, as amended from time to time, by and between Business Manager and each of the Original Practices.

     1.45 Preexisting Obligation Payments.  The term "Preexisting Obligation
          -------------------------------
Payments" shall mean (i) the expense for principal and interest amortization of debt obligations of Practice or any Practice-Owner relating to the operation of Practice (A) that were not assumed by Business Manager under the Purchase Agreements, and which existed prior to the execution of the Predecessor Management Services Agreements; or (B) which existed prior to the execution of this Management Services Agreement and did not constitute an Office Expense under the terms and conditions of the applicable Predecessor Management Services Agreement and (ii) lease payments and other costs relating to any outstanding debt, obligations or liabilities of Practice or any Practice-Owner relating to the operation of Practice (A) that were not assumed by Business Manager under the Purchase Agreements and which existed prior to the execution of the Predecessor Management Services Agreements, or (B) which existed prior to the execution of this Management Services Agreement and did not constitute an Office Expense under the terms and conditions of the applicable Predecessor Management Services Agreement.

     1.46 Principal Services.  The term "Principal Services" shall mean all
          ------------------
services performed by or on behalf of Practice which generate Professional Services Revenues or Ancillary Revenues.

     1.47 Principal Services Budgeted Office Expense.  The term "Principal
          ------------------------------------------
Services Budgeted Office Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.48 Principal Services Budgeted Practice Expense.  The term "Principal
          --------------------------------------------
Services Budgeted Practice Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.49 Principal Services Budgeted Revenue.  The term "Principal Services
          -----------------------------------
Budgeted Revenue" shall have the meaning set forth in Section 6.1 hereof.

     1.50 Principal Services Management Fee.  The term "Principal Services
          ---------------------------------
Management Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.51 Principal Services Monthly Fee.  The term "Principal Services Monthly
          ------------------------------
Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.52 Principal Services Monthly Office Expense.  The term "Principal
          -----------------------------------------
Services Monthly Office Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.53 Principal Services Monthly Practice Expense.  The term "Principal
          -------------------------------------------
Services Monthly Practice Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.54 Principal Services Office Expense.  The term "Principal Services
          ---------------------------------
Office Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.55 Principal Services Revenue.  The term "Principal Services Revenue"
          --------------------------
shall mean the sum of Professional Services Revenue and Ancillary Revenue.

     1.56 Professional Services Revenues.  The term "Professional Services
          ------------------------------
Revenues" shall mean the sum of (i) all professional fees actually recorded on an accrual basis under GAAP (net of Adjustments) as a result of Medical Services and related health care services rendered by Physicians, the Optometrists to the extent such services are performed at the locations listed on Exhibit 1.19, and
                                                              ------------
Designated Allied Health Professionals, whether rendered in an outpatient or inpatient setting, as well as customary professional fees for the fitting of contact lenses by the Physicians or the Optometrists (to the extent such fittings are performed by the Optometrists at the locations listed on Exhibit
                                                                      -------
1.19), and (ii) Professional Services Capitation allocated to Professional
----
Service Revenues. Professional Services Revenues shall include, without limitation, such professional fees and Professional Services Capitation governed by the Billing and Collection Agreements (as defined in Section 4.8 hereof). Except as may be otherwise provided herein, Professional Services Revenues shall in no event include revenues derived from the Non-Ophthalmic Business.

     1.57 Purchase Agreements. The term "Purchase Agreements" shall mean
          -------------------
collectively those agreements set forth on Exhibit 1.57.
                                           ------------

     1.58 Representatives.  The term "Representatives" shall mean a party's
          ---------------
officers, directors, managers, employees, or other agents or representatives.

     1.59 Services Agreements.  The term "Services Agreements" shall mean those
          -------------------
agreements for the provision of professional services between Practice and any professional or medical service corporation Practice-Owner in the form attached hereto as Exhibit 1.59(a), including, without limitation, the agreements listed
          ---------------
on Exhibit 1.59(b) attached hereto and incorporated herein.
   ---------------

     1.60 Stark Act.  The term "Stark Act" shall mean Section 1877 of the
          ---------
Social Security Act.

     1.61 Subcontractor Costs.  The term "Subcontractor Costs" shall mean
          -------------------
the amounts payable to third parties for providing goods or medical services for Capitation/Case Rate Revenues contracts.

     1.62 Term.  The term "Term" shall mean the initial term and any renewal
          ----
terms of this Management Services Agreement as described in Section 8.1 hereof.


                                   ARTICLE 2
                 APPOINTMENT AND AUTHORITY OF BUSINESS MANAGER

     2.1  Appointment.  Practice hereby appoints Business Manager as its sole
          -----------
and exclusive agent for the management and administration of the business functions and business affairs of the medical practice, including the Non-Ophthalmic Business of Practice, and Business Manager hereby accepts such appointment, subject at all times to the terms and conditions of this Management Services Agreement.

     2.2  Authority.  Consistent with the provisions of this Management Services
          ---------
Agreement, Business Manager shall have the responsibility and commensurate authority to provide Management Services to Practice. Subject to the terms and conditions of this Management Services Agreement, Practice expressly authorizes Business Manager to provide the Management Services in any reasonable manner Business Manager deems appropriate to meet the day-to-day requirements of the business functions of Practice. In connection with Business Manager's provision of Management Services, Practice also expressly authorizes Business Manager to negotiate and execute on behalf of Practice any and all contracts related to the provision of such Management Services; provided, however that, subject to
                                       --------  -------
Section 4.7 hereof, Business Manager shall have no authority to negotiate and execute on behalf of Practice contracts that relate specifically to the provision of Medical Services, provided that Practice Consent shall be required (which Practice Consent shall not be unreasonably withheld) for all such contracts which legally bind Practice and result in the expenditure by Business Manager or Practice of more than $25,000 per year, unless such contract relates to any item specifically reflected in the Budget, in which case no Practice Consent shall be required. The parties acknowledge and agree that Practice, through its Physicians, shall be responsible for and shall have complete authority, responsibility, supervision and control over the provision of all Medical Services and other professional health care services performed for patients, and that all diagnoses, treatments, procedures and other professional health care services shall be provided and performed exclusively by or under the supervision of Physicians in such manner as such Physicians, in their sole discretion, deem appropriate. For the purposes of this Management Services Agreement, such supervision and control means that a Physician shall be present in the office suite where the foregoing services are being performed and be immediately available to provide assistance and direction throughout the time that the services are being performed. Practice shall exercise the same degree of supervision and control over the services of personnel leased to Practice hereunder as Practice exercises over its own employees. Business Manager shall have and exercise absolutely no control or supervision over the provision of Medical Services. Except as provided in Section 4.7 hereof, with respect to any agreement relating specifically to Medical Services, and subject to the approval of the Policy Board pursuant to Section 3.2(d), Practice shall, to the extent commercially practicable, give Business Manager and the Policy Board thirty (30) days' prior notice of Practice's intent to execute any such agreement obligating Practice to perform Medical Services or otherwise creating a binding legal obligation on Practice to perform Medical Services.

     2.3  Patient Referrals.  Business Manager and Practice agree that the
          -----------------
benefits afforded either party hereunder are not payment for, and are not in any way contingent upon the referral, admission or any other arrangement for, the provision of any item or service offered by Business Manager or Practice.

     2.4  Internal Practice Matters.  Except as otherwise provided herein,
          -------------------------
matters involving the internal governance, control or finances of Practice, including specifically the allocation of professional income among Practice-Owners, Physician-Employees and Optometrists of Practice, and tax and investment planning, as well as the admission and removal of Practice-Owners, shall remain the sole responsibility of Practice, Practice-Owners, Physician-Employees and Optometrists.

     2.5  Practice of Medicine or Optometry.  The parties acknowledge that
          ---------------------------------
Business Manager is not authorized or qualified to engage in any activity that may be construed or deemed to constitute the practice of medicine or optometry. To the extent that any act or service required to be performed by Business Manager hereunder should be construed by a court of competent jurisdiction or by the Illinois Department of Professional Regulation or the Health Profession Bureau or Board of Medical Examiners of the State of Indiana to constitute the practice of medicine or optometry, Business Manager's requirement to perform that act or service shall be deemed waived and unenforceable.


                                   ARTICLE 3
                     RESPONSIBILITIES OF THE POLICY BOARD

     3.1  Formation and Operation of the Policy Board.
          -------------------------------------------

          (a) Structure of Policy Board.  Practice hereby acknowledges that it
              -------------------------
has been formed by the Regional Practices, and that the Original Practices each have previously engaged Business Manager to provide physician practice management services under the Predecessor Management Services Agreements. The Original Practices and Business Manager have established a Policy Board which has been responsible for overseeing the overall operations of the non-medical aspects of each Original Practice's facilities and certain medical issues, subject to Section 3.3 below. Upon the Effective Date, the Policy Board shall serve the foregoing role with respect to the Practice and all of the Practice-Owners. The Policy Board shall consist of four (4) members, each of whom shall serve a one-year term. Business Manager shall designate, in its sole discretion, two (2) members of the Policy Board, and the Practice-Owners shall collectively designate two (2) members of the Policy Board. The Policy Board members designated by the Practice-Owners shall be either physician-shareholders of those Practice-Owners that are professional or medical service corporations, or shall be individual licensed physicians who are Practice-Owners. Except as otherwise expressly provided herein, the act of a majority of the members of the Policy Board shall be the act of the Policy Board.

          (b) Appointment of Members.  As of the Effective Date, the Policy
              ----------------------
Board consists of the members set forth on Exhibit 3.1(b) attached hereto and
                                           --------------
incorporated herein. Annually and at least thirty (30) days prior to the commencement of each fiscal year of Business Manager, each of Business Manager and the Practice-Owners shall deliver to the board of directors of Business Manager a list of two (2) designees to the Policy Board to serve as members of the Policy Board for the upcoming fiscal year. In the event that either Business Manager or the Practice-Owners fail to deliver the list of designees by the required date, then such party's representatives on the Policy Board shall remain the same for the upcoming fiscal year. Any vacancies created, whether by death, incapacity or resignation of a designee, shall be filled by the party that appointed such designee by no later than fifteen (15) business days after the date of receipt by all of the Practice-Owners of notice from Business Manager that such vacancy exists and must be filled. If the applicable party shall fail to designate a replacement member to the Policy Board within the required time period, then the other party shall have the right to designate the replacement member and such replacement member shall serve on the Policy Board on an interim basis until his or her successor is duly appointed by the original appointing party pursuant to this Section 3.1(b). In any case in which the Practice-Owners shall be required to designate a member or members to the Policy Board, a previously appointed designee of the Practice-Owners shall convene a meeting or collect the written votes of the Representatives of the Practice-Owners to select such designee or designees. Each Practice-Owner shall be entitled to one vote per designee to be appointed by the Practice-Owner and those designees receiving a plurality of the votes shall serve as the representatives of the Practice-Owners on the Policy Board. Each of Business Manager and the Practice-Owners (acting pursuant to the Operating Agreement) shall have the discretion, at any time and upon ten (10) days notice to such other party, to remove any of its designated representatives from the Policy Board and replace such representative with a new designee.

          (c) Actions of the Policy Board.  The Policy Board meetings shall be
              ---------------------------
held as mutually agreed, but at least semiannually, in the Chicago, Illinois metropolitan area. Meetings may be called by any two (2) members of the Policy Board upon notice to Business Manager. Notice of each such meeting, stating the place, date and hour of the meeting, shall then be delivered by Business Manager to each member of the Policy Board not less than seventy-two (72) hours prior to such meeting; provided, however, that such notice may be delivered in a shorter
              --------  -------
time frame if the circumstances surrounding such meeting reasonably dictate such shorter notice. Meetings shall be open to any Practice-Owner and any officer, director or employee (as designated by Business Manager) of Business Manager. Members of the Policy Board may participate in a meeting by means of conference telephone. Attendance at any meeting in person or by proxy, or participation in a meeting by means of conference telephone, shall constitute a waiver of notice thereof. Any action required to be taken at a meeting of the Policy Board may be taken without a meeting and without a vote if a consent in writing, setting forth the action to be taken, is signed by all of the members of the Policy Board, unless such action is medical in nature, in which case such consent need be signed only by all of the Physician members of the Policy Board. Action by the Policy Board shall require majority approval (which in the case of actions taken in connection with this Management Services Agreement, shall require both members designated by Practice).

     3.2  Duties and Responsibilities of the Policy Board.  The Policy Board
          -----------------------------------------------
shall have the following duties, obligations and authority:

          (a) Capital Improvements and Expansion.  Subject to the items
              ----------------------------------
specifically enumerated in the Budget as determined in accordance with Section 4.10(a) hereof, any renovation and expansion plans and capital expenditures with respect to any one or more of the Offices, or the priority of such capital expenditures, shall be reviewed and approved by the Policy Board and shall be based upon economic feasibility, Physician support, productivity and then-current market conditions.

          (b) Marketing and Advertising.  The Policy Board shall explore
              -------------------------
potential marketing and other advertising of the services performed at Practice's facilities.

          (c) Fees; Collection Policies.  As a part of the annual operating
              -------------------------
budget, in consultation with Practice and Business Manager, the Policy Board shall review and approve the collection policies for the Non-Ophthalmic Business of, and for all Medical Services and ancillary services provided by, Practice.

          (d) Provider and Payor Relationships.  Subject to Sections 4.7 and 4.8
              --------------------------------
hereof, decisions regarding the establishment or maintenance of relationships with institutional health care providers and third party payors shall be approved by the Policy Board in consultation with Practice and Business Manager. The Policy Board shall review and approve such discounted fee schedules, including capitated fee arrangements, and shall approve allocations of Capitation/Case Rate Revenues.

          (e) Strategic Planning.  The Policy Board shall recommend long-term
              ------------------
strategic planning objectives for Practice; provided, however, that the Policy
                                            --------  -------
Board shall not engage in recommending any horizontal market allocations between Practice and any other medical practice.

          (f) Physician and Optometrist Hiring. Subject to the items
              --------------------------------
specifically enumerated in the Budget as determined in accordance with Section 4.10(a) hereof, the Policy Board shall recommend to Practice the number and type of Physicians and Optometrists required for the efficient operation of Practice's facilities. Practice shall have the right to accept or reject any recommendation of the Policy Board on this matter and Practice shall retain the number and type of Physicians and Optometrists as it shall deem necessary in its sole discretion. The Policy Board may review and suggest any variations to the restrictive covenants in any Employment Agreement.

          (g) Fee Dispute Resolution.  Upon written submission by Practice of a
              ----------------------
dispute concerning Management Fees, the Policy Board shall consider, develop and attempt to implement a resolution of such dispute.

          (h) Employee Relations.  Subject to applicable law, upon submission by
              ------------------
Practice or any Physician or Optometrist of a written complaint or concern regarding any employee of Business Manager performing services for Practice hereunder, the Policy Board shall consider, develop and attempt to implement a resolution of such complaint or concern, which, if the circumstances warrant, could result in the removal of such employee from the Offices.

          (i) Grievance Referrals.  The Policy Board shall consider and make
              -------------------
recommendations to Practice regarding any disputes pertaining to matters not specifically addressed in this Management Services Agreement as referred to it by Practice.

          (j) Miscellaneous.  The Policy Board shall approve the addition of
              -------------
locations to be listed on Exhibit 1.19, and shall determine the economic terms
                          ------------
(and any necessary amendments to this Management Services Agreement) associated with such addition at the time the addition is being contemplated. The Policy Board shall determine any individuals to be added to Exhibit 1.33(b) hereof,
                                                     ---------------
from time to time.

     3.3  Medical Decisions.  Notwithstanding anything to the contrary contained
          -----------------
in Section 3.1 or 3.2 above, all medical decisions addressed by the Policy Board will be made solely by Physician members of the Policy Board.


                                   ARTICLE 4
              COVENANTS AND RESPONSIBILITIES OF BUSINESS MANAGER

     During the Term, Business Manager shall provide all Management Services which are necessary or appropriate for the day-to-day administration of the nonmedical aspects of Practice's operations (including the Non-Ophthalmic Business), including, without limitation, those services set forth in this
Article 4 in accordance, in all material respects, with all laws, rules, regulations and guidelines applicable to the provision of Management Services.

     4.1  Offices and Equipment.
          ---------------------

          (a) Subject to Section 4.1(b) hereof, as necessary or appropriate, and after taking into consideration the professional concerns of Practice, Business Manager shall lease, acquire or otherwise procure Offices in locations reasonably acceptable to Practice and shall permit Practice to use the Offices. Any Office procured by Business Manager for use by Practice shall be procured at commercially reasonable rates. Any move from the Offices or any particular location or locations of said Offices shall be done only after Business Manager has received Practice Consent.

          (b) In the event Practice is the lessee of one or more of the Offices under a lease or leases with one or more unrelated and nonaffiliated lessors, Business Manager may require Practice to assign such lease or leases to Business Manager upon receipt of consent from the lessor(s), and, in such event, Business Manager shall assume Practice's obligations thereunder from and after the date of such assignment. Practice shall use its commercially reasonable efforts to assist in obtaining each lessor's consent to the assignment. Upon request, Practice shall execute any instruments and shall take any acts that Business Manager may reasonably deem necessary to accomplish the assignment of the lease(s). Any expenses incurred in effectuating the assignment shall be an Office Expense.

          (c) Business Manager shall provide all nonmedical equipment, fixtures, office supplies, information systems, furniture and furnishings reasonably deemed necessary by Business Manager for the operation of the Offices and for the provision of Medical Services and the operation of the Non-Ophthalmic Business, including all reasonably necessary replacements and upgrades thereof. Notwithstanding the foregoing, with respect to information systems, Practice acknowledges and agrees that Business Manager will have the reasonable discretion (with reasonable advance notice to Practice) to determine the timing and extent of the upgrade and/or replacement of Practice's information systems from time to time during the Term.

          (d) Business Manager shall provide or cause to be provided (including financing arrangements with respect thereto) all medical equipment required by Practice.

          (e) Business Manager shall be responsible for all necessary repair and maintenance of the Offices as an Office Expense, consistent with Business Manager's responsibilities under the terms of any lease or other use arrangement. Business Manager shall also be responsible for all necessary repair, maintenance and replacement of all equipment relating to the Offices, except for any such repairs, maintenance and replacement necessitated by the negligence or willful misconduct of Practice, its Physicians or other personnel employed by Practice, in which event any such repair or replacement shall be a Practice Expense and not an Office Expense.

     4.2  Medical Supplies.  Business Manager shall order, procure, purchase and
          ----------------
provide on behalf of, and as agent for, Practice all necessary and reasonably desirable medical supplies and optical dispensary supplies and inventory unless otherwise prohibited by federal and/or state law, and shall appropriately respond to any reasonable inquiries or requests by Physicians for the need to order or repair such supplies. Business Manager shall ensure that the Offices are adequately stocked at all times with medical supplies that are reasonably necessary or appropriate for the operation of Practice and required for the provision of Medical Services and optical dispensary supplies and inventory that are reasonably necessary or appropriate for the operation of the Non-Ophthalmic Business. The ultimate oversight, supervision and ownership of all medical supplies is and shall remain the sole responsibility of Practice. As used in this Section 4.2, the term "medical supplies" shall mean all drugs, pharmaceuticals, products, substances, items or devices whose purchase, possession, maintenance, administration, prescription or security requires the authorization or order of a licensed health care provider or requires a permit, registration, certification or other governmental authorization held by a licensed health care provider as specified under any federal and/or state law.

     4.3  Support Services.  Business Manager shall provide or arrange for all
          ----------------
printing, stationery, telephone, facsimile, office supplies, forms, postage, duplication or photocopying services, and other support services as are reasonably necessary or appropriate for the operation of the Practice and Offices and the provision of Medical Services and the operation of the Non-Ophthalmic Business therein.

     4.4  Quality Assurance, Risk Management, and Utilization Review.  Business
          ----------------------------------------------------------
Manager shall assist Practice in Practice's establishment and implementation of procedures to ensure the consistency, quality, appropriateness and medical necessity of Medical Services provided by Practice, and shall provide administrative support for Practice's overall quality assurance, risk management and utilization review programs. Business Manager shall use its commercially reasonable efforts to perform these tasks in a manner to ensure the confidentiality of, and the privileged status afforded to, these programs and procedures to the fullest extent allowable under state and federal law.

     4.5  Licenses and Permits.  Business Manager shall, on behalf of and in the
          --------------------
name of Practice, coordinate all development and planning processes, and assist in the application for, and use reasonable efforts to assist Practice in obtaining and maintaining, all federal, state and local licenses, certifications and regulatory permits required for, or in connection with, the operation of Practice, the equipment located at the Offices, and any optical dispensary of Practice, other than those relating to the provision of Medical Services or the administration of drugs by Physicians.

     4.6  Personnel.  Except as specifically provided in Section 5.2(b) hereof,
          ---------
Business Manager shall, consistent with the Budget, employ or otherwise retain and shall be responsible for selecting, hiring, training, supervising and terminating, all nonphysician personnel as Business Manager reasonably deems necessary and appropriate for Business Manager's performance of its duties and obligations under this Management Services Agreement. Business Manager shall have sole responsibility for determining the salaries, providing employee benefits, and for withholding any sums for income tax, unemployment insurance, worker's compensation coverage, social security or any other withholding required by applicable law or governmental requirement; provided, however, that
                                                        --------  -------
with respect to Regional Employees (as hereinafter defined) only, any addition in headcount with respect to any salaried employees or a material number of hourly employees or salary increases that are not contemplated in the Budget shall require Policy Board approval. As used herein, "Regional Employees" shall be those individuals (i) whose compensation is an Office Expense pursuant to
Section 1.33(a) hereof, and (ii) who devote substantially all of their time and effort providing services to Practice as a whole rather than providing services at a particular Office location of Practice.

     4.7  Contract Negotiations.  Business Manager shall advise Practice with
          ---------------------
respect to and negotiate, either directly or on Practice's behalf, as appropriate, all contractual arrangements with third parties as are reasonably necessary and appropriate for Practice's provision of Medical Services and for Practice's operation of the Non-Ophthalmic Business, including, without limitation, Managed Care Contracts. Practice hereby constitutes and appoints Business Manager as Practice's agent for the purpose of negotiating and executing on behalf of Practice and its Physicians any Managed Care Contract approved by the Policy Board and Practice, as well as any modifications, extensions and renewals of such Managed Care Contracts. Practice also designates Business Manager as Practice's agent for the further purpose of giving and receiving notices required or permitted to be given and received under such Managed Care Contracts. Any notice received by Business Manager on behalf of Practice shall be transmitted to Practice as soon as practicable. Business Manager may engage such consultants as Business Manager deems necessary and appropriate to pursue and negotiate Managed Care Contracts for Practice, and Practice authorizes Business Manager to negotiate agreements for Subcontractor Costs, for approval by Practice, and, in certain instances, the Policy Board. Any Managed Care Contract having a material economic effect on Practice ("material economic effect" to include any capitalized arrangements) shall be submitted to and reviewed and approved by the Policy Board. Upon approval of the Policy Board, such approval (which will include approval by the Practice Managers who comprise the Practice representatives on the Policy Board) shall be deemed approval by Practice. For all other types of Managed Care Contracts, Business Manager shall deliver a copy of such contract to Practice (or a description of the principal terms and conditions thereof) for its review and approval. Notwithstanding anything herein to the contrary, Practice may accept or reject any Managed Care Contract by delivering notice to Business Manager within fifteen (15) days of its receipt of such contract (or a description thereof). Practice's failure to respond within such fifteen-day period shall be deemed an acceptance and approval of the Managed Care Contract for all purposes.

     4.8  Billing and Collection.  On behalf of and for the account of Practice,
          ----------------------
Practice-Owners, and Physicians directly employed by Practice-Owners, and except as otherwise provided herein, Business Manager shall (i) establish and maintain credit, billing and collection policies and procedures, (ii) timely bill and collect all professional and other fees for all billable Medical Services provided by Practice, Practice-Owners, Physicians or Optometrists and for all goods sold by Practice or Practice-Owners in connection with the Non-Ophthalmic Business, all for application solely in accordance with the Budget, and (iii) perform all cash management services on behalf of Practice and Practice-Owners consistent with reasonably prudent business practices. Business Manager shall advise and consult with Practice regarding the fees for Medical Services and ancillary services provided by Practice; it being understood, however, that Practice shall establish the fees to be charged for Medical Services and that Business Manager shall have no authority whatsoever with respect to the establishment of such fees. In connection with the billing, collection and cash management services to be provided hereunder, and throughout the Term (and thereafter as provided in Section 8.3 hereof), Practice hereby grants to Business Manager an exclusive special power of attorney and appoints Business Manager, and shall cause Practice-Owners to grant an exclusive special power of attorney and appoint Business Manager, as Practice's or Practice-Owners', respectively, exclusive true and lawful agent and attorney-in-fact, and Business Manager hereby, and pursuant to Billing and Collection agreements between Business Manager and each Practice-Owner (except those Practice-Owners who are directly employed by Practice) in the form attached hereto at Exhibit 4.8(a)
                                                              --------------
(the "Billing and Collection Agreements"), accepts such special power of attorney and appointment, solely for the following purposes:

          (a) To bill Practice's patients, in Practice's name and on Practice's behalf, for all billable Medical Services provided or arranged by Practice to patients and for all goods sold and services provided by Practice in connection with the Non-Ophthalmic Business, unless such billing would cause Practice to be in violation of the Stark Act, any state referral ban or any other applicable federal, state or local law or regulation. Consistent with the foregoing, the following specifications shall apply to all billing and collection provisions of this Management Services Agreement:

              (i) Business Manager will bill and collect in accordance with this Management Services Agreement for (A) all Medical Services and other services generating Non-Ophthalmic Business Revenues rendered within any Office, and (B) all Medical Services rendered outside of the Offices of Practice except insofar as such Medical Services are to be paid for by Medicare, Medicaid, or any other governmental health program, or except insofar as such billing is not permitted by another third party payor being billed for such Medical Services; and

              (ii) For Medical Services rendered outside of an Office which are to be paid for by Medicare, Medicaid, or any other governmental health program, or which are to be paid for by a third party payor that does not permit billing in accordance with Section 4.8(a)(i) hereof, Business Manager shall bill and collect under this Management Services Agreement for Medical Services only insofar as such services are provided by employees of Practice. Medical Services rendered outside of an Office by other than an employee of

     Practice, and which are to be paid for by Medicare, Medicaid, or any other governmental health program, or by another third party payor if so required by said third party payor, must be billed in the name of the provider of said services or his/her employer. In most, if not all, instances, the provider of services will be employed by a Practice-Owner, each of which shall maintain a Billing and Collection Agreement with Business Manager authorizing Business Manager to bill and collect on behalf of said provider or employer. Pursuant to the Services Agreements and the aforesaid Billing and Collection Agreements, all payments and proceeds of such billings and collections shall be deposited into an account maintained in Practice-Owner's name over which Practice-Owner has sole control (each such account shall be referred to herein as a "Practice Owner Account"). Business Manager will then automatically sweep such funds into an account selected by Business Manager and maintained in Business Manager's name (the "Depository Account"), at which time Business Manager will collect and allocate such funds to Practice pursuant to the direction of Practice and in accordance with this Management Services Agreement.

          (b) Except as otherwise provided in Section 4.8(a) above, to bill, in Practice's name and on Practice's behalf, all claims for payment, reimbursement or indemnification from Blue Cross/Blue Shield, insurance companies, Medicare, Medicaid and all other third-party payors or fiscal intermediaries for all covered billable Medical Services provided or arranged by Practice to patients and for all goods sold by Practice in connection with the Non-Ophthalmic Business, unless such billing would cause Practice to be in violation of the Stark Act, any state referral ban or any other applicable federal, state or local law or regulation.

          (c) Subject to applicable law, and excluding receivables for Medicare and Medicaid services, to collect and receive, as the agent of Practice, in Business Manager's name and for Business Manager's account all accounts receivable of Practice purchased by Business Manager, including, without limitation, Purchased Receivables (as defined in Section 6.5 hereof), and to deposit such collections in the Depository Account.

          (d) Subject to subparagraph (e) below, to collect and receive, in Practice's name and on Practice's behalf, all accounts receivable generated by such billings and claims for reimbursement that have not been purchased by Business Manager, and to administer such accounts at its reasonable discretion on Practice's behalf, which administration shall include, without limitation,
(i) extending the time of payment of any such accounts for cash, credit or otherwise; (ii) with Practice Consent, discharging or releasing the obligors of any such accounts; (iii) with Practice Consent, suing, assigning or selling at a discount such accounts to collection agencies; or (iv) with Practice Consent, taking other measures to require the payment of any such accounts.

          (e) Subject to Section 4.8(a)(ii) above, to collect all government program receivables after such amounts have been received and deposited into an account maintained in Practice's name and over which Practice has sole control (the "Practice Account"), or into a Practice-Owner Account, as applicable. Once deposited in such account, Practice hereby authorizes, and shall cause Practice-Owner to authorize, the government receivables to be automatically swept into the Depository Account as provided in Section 4.8(f), below. Practice shall cause the institution at which it maintains the aforementioned Practice Account to provide Business Manager with copies of all bank statements prepared with respect to such account.

          (f) To deposit all amounts collected into the Depository Account which shall be in the name of Business Manager, but in which Business Manager will account for such funds on a separate and distinct basis from any other funds deposited into such account by other practices for which Business Manager provides management services. Moreover, subject to Business Manager's authority to discharge its responsibilities under this Agreement, Practice or Practice-Owner, as applicable, shall retain all rights in and to such deposited funds irrespective of their deposit into the Depository Account; provided, however,
                                                           --------  -------
that Practice or Practice-Owner, as applicable, shall have no rights in or to funds in the Depository Account that have been collected and received pursuant to Section 4.8(c). The parties hereto acknowledge and agree that Business Manager is performing cash management services on behalf of Practice and Practice-Owners by collecting all such amounts in the Depository Account and making any distributions, withdrawals and payments therefrom as required in this Management Services Agreement. The parties further acknowledge and agree that in performing such services for Practice and Practice-Owners, Business Manager is acting as Practice's agent pursuant to the power of attorney set forth in this Section 4.8, and as Practice-Owner's agent pursuant to the power of attorney set forth in the Billing and Collection Agreements, and, except as expressly provided herein, all rights to such funds shall remain with Practice (directly or through the Services Agreements). Practice covenants, and shall cause each Physician and Optometrist to covenant, to forward any payments, notes, checks, money orders, insurance payments and any other instruments received for Medical Services provided and goods sold in connection with the Dispensary Business on or after the Original Effective Date by or on behalf of Practice or any of the Physicians or Optometrists to Business Manager for deposit into Depository Account, or covenants that Practice itself or Practice-Owners themselves will make such deposit of, all funds received by Practice or Practice-Owners from patients or third party payors for Medical Services provided on or after the Effective Date and for services provided and goods sold in connection with the Non-Ophthalmic Business on or after the Effective Date. Upon receipt by Business Manager of any funds from patients or third party payors or from Practice pursuant hereto or from Practice-Owners pursuant to the Billing and Collection Agreements, and pursuant to the Billing and Collection Agreements for Medical Services provided on or after the Effective Date or for services provided and goods sold in connection with the Non-Ophthalmic Business on or after the Effective Date, Business Manager shall have the right, at any time and from time to time, to withdraw funds from the Practice Account and all owners of the Practice Account shall execute a revocable standing transfer order (the "Transfer Order") under which the bank maintaining the Practice Account shall daily transfer the entire balance of the Practice Account to the Depository Account. Practice and Business Manager hereby agree to execute from time to time such documents and instructions as shall be required by the bank maintaining the Practice Account to effect the foregoing provisions and to extend or amend such documents and instructions as reasonably required to effect the intent of this Section 4.8. Any action or threatened action by Practice that materially interferes with or could materially interfere with the operation of this Section 4.8, including but not limited to, (A) any failure to deposit into, or to allow or permit Business Manager to withdraw any funds from, the Practice Account; (B) any withdrawal of any funds from the Practice Account not authorized by the express terms of this Management Services Agreement or any other written agreement executed by each of the parties; or (C) any revocation of or attempt to revoke the Transfer Order (otherwise than upon expiration or termination of this Management Services Agreement), will constitute a breach of this Agreement and will entitle Business Manager, in addition to any other remedies it may have at law or in equity, to seek a court ordered assignment of the rights provided to Business Manager pursuant to this Section 4.8 and to distribute account debtor letters to non-governmental payors instructing them to make payment directly to and in the name of Business Manager for services rendered by Practice. In the manner set forth in Section 4.9 hereof, Business Manager shall disburse such deposited funds to creditors and other persons on behalf of Practice, maintaining records of such receipt and disbursement of funds.

          (g) To take possession of, and endorse in the name of Practice or Practice-Owners, as applicable, solely for deposit into the Depository Account, any notes, checks, money orders, insurance payments and any other instruments received as payment for Medical Services, ancillary services and for goods sold in connection with the Non-Ophthalmic Business.

          (h) To sign checks, drafts, bank notes or other instruments on behalf of Practice and Practice-Owners, and to make withdrawals from the Depository Account for payments specified in this Management Services Agreement or as requested from time to time by Practice.

Throughout the Term (and as provided in Section 8.3 hereof), Practice hereby grants to Business Manager, and shall cause Practice-Owners to grant to Business Manager, an exclusive special power of attorney for the purposes stated in this
Section 4.8 and appoints Business Manager as Practice's exclusive true and lawful agent and attorney-in-fact, and shall cause Practice-Owners to appoint Business Manager as Practice-Owners' exclusive true and lawful agent and attorney-in-fact, and Business Manager hereby and pursuant to the Billing and Collection Agreements accepts such special power of attorney and appointment, to deposit into the Depository Account as and when received all funds, fees and revenues generated from Practice's provision of Medical Services and ancillary services prior to, on or after the Effective Date and collected by Business Manager and for all goods sold by Practice in connection with the Non-Ophthalmic Business prior to, on or after the Effective Date and collected by the Business Manager, and to make withdrawals from Depository Account solely for payments specified in this Management Services Agreement, including any Preexisting Obligation Payments directly affecting property used in or relating to the Offices, and/or as requested from time to time by Practice. Upon request of Business Manager, Practice shall execute and deliver, and shall cause Practice-Owners to execute and deliver to the financial institution(s) where the Practice Account, Practice-Owner Accounts and/or Depository Account are maintained, such additional documents or instruments as may be necessary to evidence or effect the special and limited power of attorney granted to Business Manager by Practice pursuant to this Section 4.8 and by Practice-Owners pursuant to the Billing and Collection Agreements. The special and limited power of attorney granted herein shall be coupled with an interest and shall be irrevocable during the term hereof, except with Business Manager Consent. The irrevocable power of attorney shall expire on the later of the termination of this Management Services Agreement, the collection, sale or release of all accounts receivable purchased by Business Manager, or the payment of all Management Fees due to Business Manager as of such date pursuant to Section 6.2 hereof. If Business Manager assigns this Management Services Agreement in accordance with its terms, then Practice shall execute a power of attorney and shall cause Practice-Owners to execute a power of attorney in favor of the assignee and in the form of Exhibit 4.8(b) attached hereto.
                   --------------

     4.9  Priority of Payments. As of the Effective Date, all revenue of
          --------------------
Practice derived from Medical Services and ancillary services provided prior to, on and after the Effective Date and from services provided and sales of goods in connection with the Non-Ophthalmic Business prior to, on and after the Effective Date (collectively, "Available Revenues") shall be deposited into the Depository Account (or, in the alternative, identified or segregated in such a manner as to permit the Available Revenues to be deposited into the Depository Account when and as directed by Business Manager) for distribution in accordance with this
Section 4.9. From and after the Effective Date, each month Business Manager shall apply, or retain on behalf of Practice, funds that are in the Depository Account in the following order of priority:

          (a) to Business Manager, in satisfaction of Office Expense, except the Management Fee;

          (b) as directed by Practice, in satisfaction of Monthly Practice Expense; provided, that such Monthly Practice Expense shall be payable two (2)
         --------
months in arrears (i.e., payment in July will represent Monthly Practice Expense for May, payment in August will represent Monthly Practice Expense for June, etc.); and

          (c) to Business Manager, in satisfaction of the Management Fee; provided, that such Management Fee will be payable two (2) months in arrears
--------
(i.e., payment in July will represent Management Fee for May, payment in August will represent Management Fee for June, etc.).

     4.10 Fiscal Matters.
          --------------

          (a)  Annual Budget.
               -------------

               (i)  Initial Budget.  The initial Budget has been agreed upon by
                    --------------
     the parties before the execution of this Management Services Agreement and is attached hereto as Exhibit 1.4 and made a part hereof.
                           -----------

               (ii) Process for Succeeding Budgets.  Annually and at least
                    ------------------------------
     forty-five (45) days prior to the commencement of each fiscal year of Business Manager, Business Manager, in consultation with the Policy Board, shall prepare and deliver to Practice for its approval a proposed Budget, setting forth an estimate of Practice's revenues and expenses for the upcoming fiscal year (including, without limitation, the Non-Ophthalmic Business Budgeted Practice Expense, the Principal Services Budgeted Practice Expense, the Non-Ophthalmic Business Monthly Fee and the Principal Services Monthly Fee). Practice shall review the proposed Budget and either approve the proposed Budget or request any changes within fifteen
     (15) days after receiving the proposed Budget. The Budget shall be adopted upon mutual agreement of Business Manager and Practice after reasonable review and comment and may be revised or modified only in consultation with

     Business Manager. Once approved by both Business Manager and Practice, each succeeding Budget shall be attached hereto and made a part hereof.

               (iii)  Deadlock.  In the event the parties are unable to agree on
                      --------
     a Budget by the beginning of the fiscal year (a "Deadlock"), then until an agreement is reached, the Budget for the prior year shall be deemed to be adopted as the Budget for the current year. Notwithstanding the foregoing, the Policy Board, in its judgment, may impose reductions on a consistent basis to each of Budgeted Practice Expense and the Monthly Fee in the event that the Policy Board makes a determination that general economic conditions and/or regulatory developments adversely affecting the Medical Services provided by Practice render the present levels of the Budgeted Practice Expense and the Monthly Fee impractical. For purposes of illustration only, and without limitation, such general economic conditions and/or regulatory developments could include proposed or actual cuts in Medicare/Medicaid reimbursement for procedures that are a material component of the Medical Services performed by Practice. Following resolution of any Deadlock, Budgeted Practice Expense and the Monthly Fee (and the corresponding Monthly Practice Expense and Management Fee as calculated in Article 6 hereof) shall be recomputed retroactive to the beginning of the fiscal year based upon the parameters agreed to in the new Budget, and appropriate adjustments in payments owing to Practice and/or Business Manager, as the case may be, resulting from such recomputation shall be made promptly. Notwithstanding the foregoing, if after six months the parties are still unable to agree on a Budget, then the dispute shall be submitted to arbitration in accordance with Article 7 of this Management Services Agreement; provided, however, that the scope of such arbitration
                         --------  -------
     shall be limited to the parties resolving the dispute relating to the Budget and shall not address or rule in any manner on matters relating to any alleged breaches by either party hereto or any potential remedies therefor. Until the arbitrator renders a judgment or the dispute is otherwise resolved, the adjustments described in this Section 4.10(a)(iii) shall continue to apply. Notwithstanding anything to the contrary contained herein, nothing in this Section 4.10(a)(iii) shall affect the payment of Office Expense, which shall be paid in full in accordance with the provisions of this Agreement. For purposes of Section 4.10(a)(iii) and
     (iv), "Budgeted Practice Expense" and "Monthly Fee" shall refer to either Principal Services or Non-Ophthalmic Business, as appropriate.

               (iv)   Modifications to Budget.  The Budget may be modified at
                      -----------------------
     any time by mutual agreement of Practice and Business Manager, which modifications may include, without limitation, modifications to the Monthly Fee and Budgeted Practice Expense in the event that additional Physicians or Optometrists become affiliated with Practice during the calendar year.

          (b)  Accounting and Financial Records.  Business Manager shall
               --------------------------------
establish and administer adequate accounting procedures, controls and systems for the development, preparation and safekeeping of administrative and financial records in connection with the performance of its duties and responsibilities hereunder, all of which shall be prepared and maintained in accordance with GAAP and applicable laws and regulations. Business Manager shall provide Practice with the following:

               (i)   Monthly Reports.  As soon as practicable, and in any event
                     ---------------
     no later than fifteen (15) days after the end of each calendar month, Business Manager shall furnish to Practice a monthly statement reflecting the computation for the Office Expenses, Non-Ophthalmic Business Monthly Practice Expense, Principal Services Monthly Practice Expense, the Non-Ophthalmic Business Management Fee and the Principal Services Management Fee. Within forty-five (45) days after the end of each month, Business Manager shall provide Practice with a monthly statement reflecting the accounting activity for Practice prepared in accordance with GAAP.

               (ii)  Annual Financial Statements.  As soon as practicable, and
                     ---------------------------
     in any event no later than one hundred twenty (120) days after the end of each calendar year, Business Manager shall furnish to Practice (A) audited financial statements of Business Manager, consisting of a balance sheet and related statements of income, changes in members' equity and cash flow, all of which (taken as a whole) shall reflect the financial status of Business Manager as of the end of such calendar year, and shall be prepared in accordance with GAAP consistently applied; and (B) an annual statement reflecting the computation for the Office Expenses, Non-Ophthalmic Business Monthly Practice Expense, Principal Services Monthly Practice Expense, the Non-Ophthalmic Business Management Fee and the Principal Services Management Fee.

          (c)  Review of Expenditures.  A Representative of Practice shall have
               ----------------------
the right to review all expenditures related to the operation of Practice, but Practice shall not have the power to prohibit or invalidate any expenditure that is consistent with the Budget.

          (d)  Tax Matters.
               -----------

          (i)  In General.  Upon request of Practice, Business Manager shall
               ----------
     assist Practice with the preparation of all appropriate tax schedules and reports required by Practice in preparing its tax returns.

          (ii) Sales and Use Taxes.  Business Manager and Practice
               -------------------
     acknowledge and agree that, to the extent that any of the services to be provided by Business Manager hereunder may be subject to any state sales and use taxes, Business Manager may have a legal obligation to collect such taxes from Practice and to remit same to the appropriate tax collection authorities. Practice agrees to pay, in addition to the payment of the Management Fee, the applicable state sales and use taxes in respect of the portion of the Management Fees attributable to such services.

     4.11 Reports and Records.
          -------------------

          (a) Medical Records.  Business Manager shall advise and assist
              ---------------
Practice as to the establishment, monitoring and maintenance of procedures and policies for the timely creation, preparation, filing and retrieval of all medical records generated by Practice in connection with Practice's provision of Medical Services; and, subject to applicable law, shall ensure that medical records are promptly available to Physicians and any other appropriate persons. All such medical records shall be retained and maintained in accordance with all applicable state and federal laws. All medical records are, and will remain, the property and Confidential Information of Practice and its patients.

          (b) Other Reports and Records.  Business Manager shall timely create,
              -------------------------
prepare and file such additional reports and records as are reasonably necessary or appropriate for Practice's provision of Medical Services, and shall be prepared to analyze and interpret such reports and records upon the request of Practice.

     4.12 Recruitment of Physicians and Optometrists.  Upon Practice's request,
          ------------------------------------------
Business Manager shall perform all administrative services reasonably necessary or appropriate to recruit potential Physicians and Optometrists to become employees of Practice. Business Manager shall provide Practice with model agreements to document Practice's employment, retention or other service arrangements with such individuals. It is and will remain the sole and complete responsibility of Practice to interview, select, contract with, supervise, control and terminate all Physicians and Optometrists performing Medical Services or other professional services, and Business Manager shall have no authority whatsoever with respect to such activities.

     4.13 Confidential and Proprietary Information.
          ----------------------------------------

          (a) Business Manager will not disclose any Confidential Information of Practice to other persons without Practice Consent. Business Manager will not, directly or indirectly, use such Confidential Information in a manner detrimental to Practice, and Business Manager will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations. Notwithstanding the foregoing, Business Manager may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Management Services Agreement, it being understood and agreed to by Business Manager that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section 4.13, and will be directed by Business Manager not to disclose to any other person any Confidential Information. Business Manager shall be responsible for any breach of this Section 4.13 by its affiliates, advisors or Representatives. If Business Manager is required (by interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar legal processes) to disclose or produce any Confidential Information furnished in the course of its dealings with Practice or its affiliates, advisors or Representatives, Business Manager will (i) provide Practice with prompt prior notice thereof and copies, if possible, and, if not, a description, of the request and the Confidential Information requested or required to be produced so that Practice may seek an appropriate protective order or other protections to enforce the provisions of this Section 4.13, or, alternatively, waive compliance with the provisions of this Section 4.13, and
(ii) consult with Practice as to whether Practice should attempt to resist or narrow such request. If Business Manager is compelled to disclose or produce Confidential Information concerning Practice or, in the alternative, be liable for contempt or suffer other censure or penalty, Business Manager may disclose or produce such Confidential Information without liability hereunder; provided,
                                                                      --------
however, that Business Manager shall give Practice notice of the Confidential
-------
Information to be so disclosed or produced, and a copy of the request therefor, as far in advance of its disclosure or production as is reasonably practicable and shall use its best efforts to obtain, to the greatest extent practicable, an order or other reliable assurance that confidential treatment will be accorded to such Confidential Information so required to be disclosed or produced.

          (b) Notwithstanding clause (a) above, Business Manager may share, subject to the restrictions of this Section 4.13(b), with other professional corporations, associations, medical practices or health care delivery entities, the statistics of Practice, including utilization review data, quality assurance data, cost data, outcomes data or other Practice data. Business Manager may disclose such statistics to other medical groups with whom Business Manager has a management relationship, to managed care providers or other third party payors for the purpose of obtaining or maintaining third party payor contracts, or to financial analysts and underwriters. In addition, Business Manager may disclose all Practice-related information necessary or desirable in connection with any public or private offering of any security of Business Manager, but no such data will disclose or divulge patient identifying information.

     4.14 Insurance.
          ---------

          (a) Business Manager's Insurance.  Throughout the Term, Business
              ----------------------------
Manager shall, as an Office Expense, obtain and maintain with commercial carriers, through self-insurance or some combination thereof and in a manner consistent with good business practice, appropriate workers' compensation coverage for Business Manager's employed personnel provided to Practice pursuant to this Management Services Agreement (such employed personnel to be the personnel whose salaries and benefits are Office Expenses pursuant to Section 1.33(a) hereof, and professional, casualty and comprehensive general and vicarious liability insurance covering Business Manager, the Offices, Business Manager's personnel and all of Business Manager's equipment in such amounts, on such basis and upon such terms and conditions as Business Manager deems appropriate. Upon the request of Practice, Business Manager shall provide Practice with a certificate evidencing such insurance coverage and Business Manager shall use commercially reasonable efforts to list Practice as an additional insured. Business Manager may also carry, as an Office Expense, key person life and disability insurance on any Physician in amounts determined reasonable and sufficient by Business Manager, but only upon the express written permission of Practice. Business Manager shall be the owner and beneficiary of any such insurance; provided, however, that any key person life and disability
                    --------  -------
insurance on any Physician which is purchased by Business Manager and for which such premiums are paid as a Principal Services Office Expense hereunder shall require that benefit payments under such insurance be Principal Services Revenue.

          (b) Professional and General Liability Insurance of Practice.
              --------------------------------------------------------
Business Manager shall obtain and maintain, on behalf of Practice and as an Office Expense, professional and comprehensive general liability insurance covering Practice and each of Physicians and Optometrists for the services they provide for Practice. The comprehensive general liability coverage shall be in the minimum amount of One Million dollars ($1,000,000) for each occurrence and Two Million dollars ($2,000,000) annual aggregate in each of Illinois, Indiana and Delaware; and professional liability coverage shall be in the minimum amount of One Million dollars

($1,000,000) for each occurrence and Three Million dollars ($3,000,000) annual aggregate, in Illinois, and in the minimum amount of One Hundred Thousand dollars ($100,000) for each occurrence and Three Hundred Thousand dollars ($300,000) annual aggregate, in Indiana, or any other higher minimum coverage requirements established by law. The insurance policy or policies shall provide for at least (30) days' advance written notice to Business Manager and Practice from the insurer as to any alteration of coverage, cancellation or proposed cancellation for any cause. Business Manager shall cause to be issued to Practice a certificate of such insurer or insurers reflecting such coverage and either party hereunder shall provide notice to the other party promptly upon receipt of any notice canceling or proposing to cancel the insurance coverage of Practice, or any Physician or Optometrist for any reason. Upon the termination of this Management Services Agreement for any reason, Practice shall obtain and maintain as a Practice Expense "tail" professional liability coverage, in the amounts specified in this Section 4.14(b) for an extended reporting period of ten (10) years, and Practice shall be responsible for paying all premiums for "tail" insurance coverage.

          (c) Health Insurance.  Business Manager shall, to the extent such
              ----------------
coverage is available from Business Manager's current insurance carrier, make available to, and accessible by, Physicians and Optometrists health benefits under any health benefit program maintained by Business Manager. If any Physician or Optometrist elects such coverage, the cost of such coverage shall be deemed an Office Expense for any Optometrist or Physician-Employee, and a Practice Expense for any Practice-Owner, except that the cost of such coverage for the Practice Expense Employees shall be a Practice Expense.

     4.15 No Warranty.  Practice acknowledges that Business Manager has not
          -----------
made and will not make any express or implied warranties or representations that the services provided by Business Manager will result in any particular amount or level of revenue or income to Practice.

     4.16 Future Transactions.
          -------------------

          (a) The parties acknowledge that a component of Business Manager's business is to affiliate with Ophthalmic Practices (as hereinafter defined) by one or more business transactions, ventures or arrangements, including, without limitation, acquiring the nonmedical assets of, and entering into a Management Services Agreement with, such Ophthalmic Practices (such transactions hereinafter referred to as "Ophthalmic Transactions"). In the event Business Manager is negotiating with, is actually considering initiating negotiations with, or is approached by any third party with a proposal or view to initiating negotiation with, any Ophthalmic Practice regarding an Ophthalmic Transaction, and such Ophthalmic Practice is located and/or serves patients within the Chicago Territory (as hereinafter defined) (such Ophthalmic Practice to be referred to as the "Target Practice"), Business Manager will in all events give Practice first notice and opportunity with respect to such Ophthalmic Transaction and use all commercially reasonable efforts to structure the Ophthalmic Transaction through or involving Practice. Such efforts shall entail at a minimum the following: Business Manager will give Practice at least thirty
(30) days' prior written notice of any proposed Ophthalmic Transaction, unless such Ophthalmic Transaction has come to Business Manager's attention in such a way or under such circumstances as to require shorter notice and response time in order for Business Manager and Practice to be reasonably able to take advantage of the opportunity (for example, if there are multiple bidders or the Target Practice has of its own accord established a response deadline and expediency is therefore required), in which case Business Manager shall give Practice the maximum amount of advance notice permitted under the circumstances. Business Manager shall use all commercially reasonable efforts and shall negotiate with Practice in good faith to structure such Ophthalmic Transaction so as to involve the business combination of the Target Practice with Practice, or another transaction or structure designed to achieve a substantially similar economic result. Business Manager shall express to the Target Practice that the preferred transaction alternative for all concerned will involve a business combination with Practice, shall use all commercially reasonable efforts to encourage the principals of the Target Practice to negotiate with Practice to this end and shall use commercially reasonable efforts to facilitate negotiations between Practice and the Target Practice. Business Manager shall not engage in any transaction or arrangement designed to circumvent the requirements of this Section 4.16. If, notwithstanding the foregoing efforts by Business Manager the parties are unable to structure the Ophthalmic Transaction so as to involve Practice, Business Manager shall be deemed to have satisfied its obligation set forth in this Section 4.16 and shall be free to negotiate a transaction with such Target Practice that does not involve Practice. Notwithstanding the foregoing, nothing herein shall be construed as requiring Business Manager to structure through or on behalf of Practice any transactions involving any practice or business that is not an Ophthalmic Practice, nor shall Business Manager be required to structure through Practice any component of the Ophthalmic Practice that does not involve the provision of ophthalmic professional services. Examples of practices or businesses that are not Ophthalmic Practices (or ophthalmic-related components thereof) include, without limitation, the provision of optometric professional services, the provision of optical dispensing services, the operation of an ambulatory surgery or refractive laser center, or the operation of an optical lab.

          (b) As used herein, (i) the "Chicago Territory" is comprised of Lake and Porter counties in Indiana, and the Illinois counties of Cook, Lake, Will, Kane, Kendall, McHenry and DuPage; and (ii) "Ophthalmic Practice" shall mean an ophthalmologist or group of ophthalmologists engaged in the provision of professional ophthalmic services.


                                   ARTICLE 5
                   COVENANTS AND RESPONSIBILITY OF PRACTICE

     5.1  Organization and Operation.  Practice, as a continuing condition of
          --------------------------
Business Manager's obligations under this Management Services Agreement, shall at all times during the Term be and remain legally organized and operated to provide Medical Services in a manner consistent in all material respects with all state and federal laws.

          (a)  Employment of Physicians.
               ------------------------

               (i) Practice shall operate and maintain within the Practice Territory a full-time practice of medicine specializing in the provision of Medical Services, and shall maintain and enforce employment agreements in the form of Exhibit 5.1A (the "Employment Agreements") with individual
                 ------------
     physician Practice-Owners, and Services

     Agreements with professional or medical service corporation Practice-Owners, including, without limitation, the initial Practice-Owners identified in Exhibit 5.1B. Practice-Owners that are parties to Services
                   ------------
     Agreements shall maintain employment agreements with their Physician Shareholders in the form of Exhibit 5.1C. Practice shall not amend the
                                 ------------
     Employment Agreements or the Services Agreements in any material manner or waive any material rights of Practice thereunder without the prior written approval of Business Manager. Recognizing that Business Manager would not have entered into this Management Services Agreement but for Practice's covenant to maintain Employment Agreements or Services Agreements with Practice-Owners, and subject to subparagraph (ii) below, Practice shall pay to Business Manager, in addition to the Management Fee, any damages, compensation, payment or settlement received by Practice from a Practice-Owner (A) pursuant to Section 4.2 of the Employment Agreements and/or
     Section 4.2 of the Services Agreement, or (B) arising from any other material breaches of the Employment Agreements or Services Agreements or
     (C) any funds remitted (1) by Physician to Owner-Contractor in accordance with Section 6.5 of the Employment Agreement or (2) by Owner-Contractor to Practice pursuant to Section 6.5 the Services Agreement (such damages being collectively referred to herein as the "Business Manager Damages"). If any Physician shall fail to perform any of the material duties and obligations of a Physician under an Employment Agreement or pursuant to an employment agreement with a Practice-Owner that is a party to a Services Agreement, and Practice fails to enforce vigorously (as determined reasonably and in good faith by the Policy Board) such Employment Agreement or Services Agreement (and associated employment agreement), Business Manager shall have the right, but not the obligation, to enforce the provisions of such Employment Agreement or Services Agreement (and associated employment agreement), and Practice shall assign all of its rights and remedies under such Employment Agreement or Services Agreement (and any associated employment agreement) upon the request of Business Manager. To the extent permitted by law, Practice acknowledges and agrees that Business Manager has third party beneficiary rights to the extent set forth above in each Employment Agreement or Service Agreement.

              (ii) Notwithstanding the provisions of Section 5.1(a)(i) above, or any other provision to the contrary contained herein, Practice shall have a period of not less than forty-five (45) days following the occurrence of any event described in Section 5.1(a)(i) above that entitles Business Manager to receive Business Manager Damages to take such actions to cure the breach of any Employment Agreement or Services Agreement by a Practice-Owner (which actions to cure may, without limitation, include retention of additional Physicians to replace the levels of revenue and income previously generated by the Practice-Owner causing such breach); provided, however, that the determination of whether or not such breach has
     --------  -------
     been cured shall be made by Business Manager in its good faith discretion, and provided further, that Practice shall in no event be permitted to cure
         -------- -------
     any breach that results from a breach by a Practice-Owner of any non-competition provision contained in any Employment Agreement or Services Agreement.

          (b) Corporate Governance.  Throughout the Term of this Management
              --------------------
Services Agreement, Practice shall maintain and enforce the Operating Agreement, and shall cause all new owners of Practice to become a party to, and bound by the Operating Agreement prior to becoming an owner of Practice. Practice will also maintain its articles of organization and Operating Agreement in accordance with applicable law, including, without limitation, any laws governing the transferability of shares from disqualified owners to qualified owners. Throughout the Term of this Management Services Agreement, Practice shall not, without the prior written consent of Business Manager, amend the following sections of the Operating
Agreement: 1(p); 10.8(f); 10.8(h); or 13.9. To the extent Practice elects to bring in any New Member (as such term is defined in the Operating Agreement) who was previously an employee of Practice participating in NovaMed's 401(k) plan (the "NovaMed Plan"), Practice agrees that the effective date of such New Member's procurement of an equity interest in Practice shall be the first day of the next succeeding calendar year in which such election is made. Alternatively, Practice will advise any potential New Member not to participate in the NovaMed Plan in the calendar year in which he or she becomes a New Member.

     5.2  Practice Personnel.
          ------------------

          (a) Physician Personnel and Optometrists.  Practice shall retain
              ------------------------------------
(either directly or through Services Agreements or other agreements) the number of Physicians and Optometrists as is reasonably necessary and appropriate in the sole discretion of Practice for the provision of Medical Services. Each Physician shall hold and maintain a valid and unrestricted license to practice medicine each state in which said Physician practices, which may include, without limitation, Illinois and/or Indiana, and shall be competent, in the reasonable opinion of Practice, in the practice of ophthalmology. Each Optometrist shall hold and maintain a valid and unrestricted license to practice optometry in each state in which said Optometrist practices, which may include, without limitation, Illinois and/or Indiana, and shall be competent, in the reasonable opinion of Practice, in such practice. Practice shall enter into and maintain with each such retained Physician and Optometrist a written employment agreement substantially in the form of either Exhibit 5.1A for Practice-Owners
                                              ------------
who are individual Physicians or Exhibit 5.2A for Physician-Employees, or a
                                 ------------
written services agreement substantially in the form of Exhibit 1.59 for
                                                        ------------
professional or medical service corporation Practice-Owners that employ a Physician pursuant to the terms of an employment agreement in the form of
Exhibit 5.1A.  Practice will neither commit nor permit to remain outstanding any
------------
breach of such employment agreement or Services Agreement that would allow any Practice-Owner, Physician or Optometrist to terminate for cause. Regardless of whether the compensation is a Practice Expense or Office Expense, Practice shall be responsible for paying the compensation and benefits, as applicable, for all Physicians, Optometrists, and any other physician personnel or other contracted or affiliated physicians, and for withholding any sums for income tax, unemployment insurance, social security or any other withholding required by applicable law (except as may be otherwise provided in the services agreements). Business Manager shall, on behalf and at the direction of Practice, administer the compensation with respect to such individuals in accordance with the written agreement between Practice and each Practice-Owner, other Physician or Optometrist. Business Manager shall neither control nor direct any Physician or Optometrist in the performance of Medical Services for patients.

          (b) Nonphysician Personnel.  Business Manager shall retain all
              ----------------------
nonphysician personnel necessary for the operation of Practice and such nonphysician personnel shall be under

Business Manager's control, supervision and direction in the performance of their duties, except for (i) Designated Allied Health Professionals, who shall perform their duties under the supervision and control of Physicians, consistent with the requirements necessary to meet the "incident to" provisions of the Medicare program, and (ii) opticians and others providing services in Practice's optical dispensary, who shall perform their duties under the supervision and control of Physicians and Optometrists.

     5.3  Professional Standards.  As a continuing condition of Business
          ----------------------
Manager's obligations hereunder, each Physician, Optometrist and any other physician personnel retained by Practice to provide Medical Services must comply with, be controlled and governed by, and otherwise provide Medical Services in all material respects in accordance with, all applicable federal, state and municipal laws, rules, regulations, ordinances and orders, and the ethical standards and standards of care of the medical community wherein the principal office of each Physician or Optometrist is located. In addition, each Physician and any other physician personnel retained by Practice to provide Medical Services must obtain and retain appropriate admitting privileges at local area hospitals or health care facilities which are reasonably adequate for Physician to perform Medical Services. Procurement of temporary staff privileges pending the completion of the medical staff approval process shall satisfy this provision, provided Physician actively pursues full admitting privileges and actually receives full admitting privileges within a reasonable time.

     5.4  Medical Services. Practice shall use reasonable efforts to ensure that
          ----------------
Physicians and Optometrists are available to provide Medical Services to patients. In the event that Physicians or Optometrists are not available to provide the relevant Medical Services coverage, Practice shall engage and retain locum tenens coverage. Physicians and Optometrists retained on a locum tenens
----- ------                                                      ----- ------
basis shall meet all of the requirements of Section 5.3 hereof in all material respects and the cost of providing locum tenens coverage shall be an Office
                                   ----- ------
Expense unless such locum tenens coverage is attributable to a Practice-Owner or
                    ------------
a Practice Expense Employees exceeding the maximum amount of vacation, and personal and educational leave days allowable under such Practice-Owner's Employment Agreement or Services Agreement or such Physician Employee's or Optometrist's employment agreement with Practice, in which case the cost of such coverage attributable to such Practice-Owner, Physician-Employee or Optometrist shall be a Practice Expense. With the assistance of Business Manager, Practice, Physicians and Optometrists shall be responsible for scheduling the relevant coverage of all medical and eye-related procedures. Practice shall use all reasonable efforts to develop and promote Practice.

     5.5  Peer Review/Quality Assurance.  Practice shall adopt a peer
          -----------------------------
review/quality assurance program to monitor and evaluate the quality and cost-effectiveness of Medical Services provided by Physicians and Optometrists of Practice, the cost of which shall be an Office Expense. Upon request of Practice, Business Manager shall provide administrative assistance to Practice in performing its peer review/quality assurance activities, but only if such assistance can be provided in a manner consistent with maintaining the confidentiality and privileged status of the processes and actions of the peer review/quality assurance process of Practice.

     5.6  Confidential and Proprietary Information.  Practice will not disclose
          ----------------------------------------
any Confidential Information of Business Manager without Business Manager's express written authorization. Such

Confidential Information will not be used in any way directly or indirectly detrimental to Business Manager, and Practice will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations. Notwithstanding the foregoing, Practice may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Management Services Agreement, it being understood and agreed to by Practice that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section 5.6, and will be directed by Practice not to disclose to any other person any Confidential Information. Practice shall be responsible for any breach of this Section 5.6 by its affiliates, advisors or Representatives. If Practice is required (by interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes) to disclose or produce any Confidential Information furnished in the course of its dealings with Business Manager or its affiliates, advisors or Representatives, Practice will (i) provide Business Manager with prompt prior notice thereof and copies, if possible, and, if not, a description, of the request and the Confidential Information requested or required to be produced so that Business Manager may seek an appropriate protective order or other protections to enforce the provisions of this Section 5.6, or, alternatively, waive compliance with the provisions of this Section 5.6 and (ii) consult with Business Manager as to the advisability of Business Manager's taking of legally available steps to resist or narrow such request. Practice further agrees that if, in the absence of a protective order or the receipt of a waiver hereunder, Practice is nonetheless, in the written opinion of its legal counsel, compelled to disclose or produce Confidential Information concerning Business Manager to any tribunal or to stand liable for contempt or suffer other censure or penalty, Practice may disclose or produce such Confidential Information to such tribunal legally authorized to request and receive such Confidential Information without liability hereunder; provided, however, that Practice shall give Business Manager written notice of
--------  -------
the Confidential Information to be so disclosed or produced, and a copy of the request therefor, as far in advance of its disclosure or production as is practicable and shall use its best efforts to obtain, to the greatest extent practicable, an order or other reliable assurance that confidential treatment will be accorded to such Confidential Information so required to be disclosed or produced.

     5.7  Noncompetition.  Practice hereby recognizes and acknowledges that
          --------------
Business Manager has incurred and will continue to incur substantial costs in, and devote substantial resources to, providing the equipment (including, without limitation, lasers, microkeratomes and/or other equipment used to perform vision correction procedures), support services, personnel, management, administration, and other items and services that are the subject matter of this Management Services Agreement, including, without limitation, devoting significant resources to developing Practice's laser vision correction practice, and that in the process of providing services under this Management Services Agreement, Practice will be privy to financial and Confidential Information of Business Manager and other practices for whom Business Manager provides services, to which Practice would not otherwise be exposed. The parties also recognize that the services to be provided by Business Manager will be feasible only if Practice operates an active practice to which Physicians associated with Practice devote their full professional time and attention. Practice agrees and acknowledges that the noncompetition covenants described hereunder are necessary for the protection of Business Manager, and that Business Manager would not have entered into this Management Services Agreement without the following covenants:

          (a) During the Term of this Management Services Agreement and except for the performance of Medical Services and ancillary services at Offices contemplated by, or subject to, this Management Services Agreement or as expressly agreed to by Business Manager in writing, Practice shall not establish, operate or provide Medical Services at any other medical office, clinic or other health care facility. During the Term of this Management Services Agreement and except for the operation of the Non-Ophthalmic Business at Offices contemplated by, or subject to, this Management Services Agreement or as expressly agreed to by Business Manager in writing, Practice shall not establish, operate or engage in a Non-Ophthalmic Business at any other office or facility. During the Term of this Management Services Agreement, Practice shall not acquire, by purchase, lease or otherwise, any medical or nonmedical equipment, including, without limitation, lasers, microkeratomes and/or other equipment, used to perform vision correction procedures, except from or through Business Manager or with the express written consent of Business Manager. Notwithstanding the foregoing, and subject to the terms and conditions of the Employment Agreements and other written agreements with Practice's Physicians and Optometrists, no Physician or Optometrist shall be prohibited from providing services at medical offices, clinics or other health care facilities other than the Offices.

          (b) Except as specifically agreed to by Business Manager in writing, Practice commits and agrees that during the Term of this Management Services Agreement and, if this Agreement terminates other than for expiration of the Term or by Practice for Practice Cause under Section 8.2(b), for a period of five (5) years from the termination date of this Management Services Agreement, Practice shall not directly or indirectly own (excluding ownership of less five percent (5%) of the equity of any publicly traded entity), manage, operate, control, contract with, or otherwise be associated with, lend funds to, lend its name to, or maintain any interest whatsoever in any enterprise (i) having to do with the provision, distribution, promotion or advertising of any type of management or administrative services or products to third parties in competition with Business Manager; and/or (ii) offering any type of service or product to third parties similar to those offered by Business Manager to Practice. Notwithstanding the above restriction, nothing herein shall prohibit Practice or any of its holders from providing management and administrative services to its or their own medical practices after the termination of this Management Services Agreement.

          (c) The written Employment Agreements and Services Agreements (and the employment agreements required thereby) described in Section 5.1 hereof shall contain covenants of Practice-Owners and any Physician employed by, and an owner of, a Practice-Owner whereby they agree: (i) not to compete with Practice within a prescribed territory for one (1) year after termination of the Employment Agreement or Services Agreement (or the employment agreement required by said Services Agreement), except in the event Practice-Owner terminates such agreement for Physician Cause under an Employment Agreement, or for Owner-Contractor Cause under a Services Agreement, or certain buyout rights are exercised, and (ii) not to acquire, by purchase, lease or otherwise, any medical or nonmedical equipment, including without limitation, lasers, microkeratomes and/or other equipment, used to perform vision correction procedures, during the term of the applicable Employment Agreement and for one (1) year after termination of the applicable Employment Agreement, except from or through Business Manager or with the express written consent of Business Manager.

          (d) Unless waived by Business Manager, Practice shall obtain and enforce formal written agreements with Physician-Employees and Optometrists in the form of Exhibit 5.2A, pursuant to which the employees agree: (i) not to
            ------------
compete with Practice within a prescribed territory for one (1) year after termination of the Employment Agreement, except in the event Physician terminates such agreement for Physician Cause (as defined in the Employment Agreements), or exercises his or her right to buy out of such noncompete provision in accordance with the terms of the Employment Agreements, and (ii) not to acquire, by purchase, lease or otherwise, any medical or nonmedical equipment, including, without limitation, lasers, microkeratomes and/or other equipment, used to perform vision correction procedures, during the term of the applicable Employment Agreement and for one (1) year after termination of the applicable Employment Agreement, except from or through Business Manager or with the express written consent of Business Manager.

          (e) Practice understands and acknowledges that the provisions in
Section 5.6 hereof and this Section 5.7 are designed to preserve the goodwill of Business Manager and the goodwill of the individual Physicians and Optometrists of Practice. Accordingly, if Practice breaches any obligation of Section 5.6 hereof or this Section 5.7, in addition to any other remedies available under this Management Services Agreement at law or in equity, Business Manager shall be entitled to enforce this Management Services Agreement by injunctive relief and by specific performance of the Management Services Agreement, such relief to be without the necessity of posting a bond, cash or otherwise. Additionally, nothing in this paragraph shall limit Business Manager's right to recover any other damages to which it is entitled as a result of Practice's breach. If any provision of the covenants herein is held by a court of competent jurisdiction to be unenforceable due to an excessive time period, geographic area or restricted activity, the covenant shall be reformed to comply with such time period, geographic area or restricted activity that would be held enforceable.

     5.8  Name, Trademark.  Pursuant to that certain License Agreement by and
          ---------------
between Business Manager and Hunkeler Eye Centers, P.C., a Missouri professional corporation, of even date herewith (the "License Agreement"), Business Manager has the royalty-free right to use the name "Hunkeler Eye Centers" (the "HEC Name") in connection with its management of Practice, and the right to sublicense the HEC Name to Practice. At the end of the term of the License Agreement, Business Manager shall either: (i) renew the License Agreement and continue to have the right to sublicense the HEC Name to Practice, (ii) purchase the HEC Name and license same to Practice, or (iii) arrange for Hunkeler Eye Centers, P.C., an affiliated practice of Business Manager located in Kansas City, Missouri ("HEC-KC") to license the HEC Name to Practice pursuant to a royalty-free license. Business Manager hereby grants to Practice a royalty-free sublicense to use the HEC Name to practice medicine and conduct business in the Chicago Territory, and a royalty-free license to use the HEC Name to practice medicine and conduct business in the Chicago Territory. The license or sublicense granted hereunder (whether by Business Manager or through a separate agreement between HEC-KC and Practice) shall be effective for the Term of this Management Services Agreement and shall terminate immediately upon termination of this Management Services Agreement. Practice represents and warrants that Practice conducts its professional practice under the name of, and only under the name of "Hunkeler Eye Centers-Chicago, L.L.C." and any registered d/b/a's, including, without limitation, the d/b/a's set forth on Exhibit 5.8 and that such name is the name under which
                         -----------
Practice practices medicine and conducts business under state law. Each party hereto covenants and promises that, without the prior written consent of the other party hereto, it will not:

          (a) knowingly take any action or omit to take any action that would result in the change or loss of the HEC Name; or

          (b) license, sell, give or otherwise transfer the HEC Name, or the right to use the HEC Name, to any medical practice, physician, professional corporation or any other entity not affiliated with Practice.

     5.9  Medical Advisory Board.  The board of directors of Business Manager
          ----------------------
has appointed a medical advisory board (the "Medical Advisory Board") to provide a general forum for review and analysis of medical and clinical issues affecting Practice and all other medical practices with which Business Manager has entered into a management services agreement or similar agreement. The Medical Advisory Board consists of at least three Doctors of Ophthalmology, one of whom is designated as the "Medical Director," and may include, at the discretion of the board of directors of Business Manager, one or more Doctors of Optometry, Registered Nurses or other health care professionals. The Vice President Clinical Operations of Business Manager, and/or such other designee as Business Manager shall select, attends meetings of the Medical Advisory Board on a consulting basis. Members of the Medical Advisory Board serve for one-year terms and are appointed or re-appointed for such term during the first meeting of the board of directors of Business Manager held for each calendar year. The board of directors of Business Manager may name additional members, remove any member, or fill any vacancy created by the resignation, death or disability of any member, of the Medical Advisory Board during any duly called meeting of such board of directors. Notwithstanding anything to the contrary contained herein, the Medical Advisory Board will serve in a solely advisory capacity and the ultimate authority over medical decisions affecting Practice shall reside with Practice's Practice-Owners.

     5.10 Indemnification of Business Manager.  Practice shall hold Business
          -----------------------------------
Manager, its Affiliates, Representatives, successors and assigns and each of them harmless from and against any and all losses, damages, fines, costs, claims, judgments, proceedings, expenses or liabilities (including, without limitation, reasonable attorneys' fees, paralegal fees, and costs and expenses thereof), (a) arising out of or attributable to, or which result from, the provision of medical services in connection with the operation of the Non-Ophthalmic Business or the performance of Medical Services (including, without limitation, malpractice claims) or the gross negligence or willful misconduct of Practice and/or its members, officers, employees, agents, and/or independent contractors (other than Business Manager and/or its employees, agents, members, officers, and/or independent contractors) and (b) arising out of, or attributable to, or which result from, any claim of a third party with respect to any miscoding or other error in medical service or optical non-ophthalmic documentation by Practice or its Physicians or Optometrists resulting in false or inaccurate billings.

     5.11 Indemnification of Practice.  Business Manager shall hold Practice,
          ---------------------------
its Affiliates, Representatives, successors and assigns and each of them harmless from and against any and all losses, damages, fines, costs, claims, judgments, proceedings, expenses or liabilities (including, without limitation, reasonable attorneys' fees, paralegal fees, and costs and expenses thereof) (a) arising out of or attributable to, or which result from, the gross negligence or willful misconduct of Business Manager and/or its members, officers, employees, agents, and/or independent contractors (other than Practice and/or its members, officers, employees, agents, and/or independent contractors), and (b) arising out of, or attributable to, or which result from, any claim of a third party with respect to any miscoding or other error in medical service documentation by Business Manager or its employees resulting in false or inaccurate billings.


                                   ARTICLE 6
                             FINANCIAL ARRANGEMENT

     6.1  Definitions.  For purposes of this Article 6, capitalized terms used
          -----------
herein shall have the meanings ascribed as follows:

          (a) Management Fee.  The term "Management Fee" shall mean, for any
              --------------
month, the * for such month and * for such month.

          (b) Monthly Office Expense.  The term "Monthly Office Expense" shall
              ----------------------
mean, for any month, the sum of the Non-Ophthalmic Business Monthly Office Expense for such month and the Principal Services Monthly Office Expense for such month.

          (c) Monthly Practice Expense.  The term "Monthly Practice Expense"
              ------------------------
shall mean, for any month, the sum of the Non-Ophthalmic Business Monthly Practice Expense for such month and the Principal Services Monthly Practice Expense for such month.

          (d) Non-Ophthalmic Business Budgeted Office Expense.  The term "Non-
              -----------------------------------------------
Ophthalmic Business Budgeted Office Expense" shall mean, for any month, the Non-Ophthalmic Business Office Expense (other than the Non-Ophthalmic Business Management Fee) established in the Budget for such month.

          (e) Non-Ophthalmic Business Budgeted Practice Expense.  The term "Non-
              -------------------------------------------------
Ophthalmic Business Budgeted Practice Expense" shall mean, for any month, the Non-Ophthalmic Business Practice Expense (as defined in the Budget) established in the Budget for such month.

          (f) Non-Ophthalmic Business Budgeted Revenue.  The term "Non-
              ----------------------------------------
Ophthalmic Business Budgeted Revenue" shall mean, for any month, the Non-Ophthalmic Business Revenue established in the Budget for such month.

          (g) Non-Ophthalmic Business Management Fee.  The term "Non-Ophthalmic
              --------------------------------------
Business Management Fee" shall be, for any month, the *, except in the event that either (i) *
---------------
*    Confidential portions omitted and filed separately with the commission.

* or (ii) * for such month, in which case the "Non-Ophthalmic Business Management Fee" for such month shall be *.

          (h) Non-Ophthalmic Business Monthly Fee.  The term "Non-Ophthalmic
              -----------------------------------
Business Monthly Fee" shall be for any month, the * for such month.

          (i) Non-Ophthalmic Business Monthly Office Expense.  The term "Non-
              ----------------------------------------------
Ophthalmic Business Monthly Office Expense" for any month shall mean the amount of Non-Ophthalmic Business Budgeted Office Expense for such month, plus or minus any difference between (i) the actual Non-Ophthalmic Business Office Expense incurred by or on behalf of Practice for such month, as measured in accordance with GAAP (other than the Non-Ophthalmic Business Management Fee) and (ii) Non-Ophthalmic Business Budgeted Office Expense for such month.

          (j) Non-Ophthalmic Business Monthly Practice Expense.  The term "Non-
              ------------------------------------------------
Ophthalmic Business Monthly Practice Expense" shall mean, for any month, the Non-Ophthalmic Business Budgeted Practice Expense for such month, except in the event that either (i) * or (ii) *, in which case the term "Non-Ophthalmic Business Monthly Practice Expense" for such month shall mean *.

          (k) Non-Ophthalmic Business Office Expense.  The term "Non-Ophthalmic
              --------------------------------------
Business Office Expense" shall mean all Office Expenses, operating and non-operating, which constitute direct expenses to produce Non-Ophthalmic Business Revenue, as determined consistent with the Budget; provided that any disagreement over whether an expense constitutes a direct expense to produce Non-Ophthalmic Business Revenue shall be resolved by the Policy Board.

          (l) Principal Services Budgeted Office Expense.  The term "Principal
              ------------------------------------------
Services Budgeted Office Expense" shall mean, for any month, the Principal Services Office Expense (other than the Principal Services Management Fee) established in the Budget for such month.
------------------
*    Confidential portions omitted and filed separately with the commission.

          (m) Principal Services Budgeted Practice Expense.  The term "Principal
              --------------------------------------------
Services Budgeted Practice Expense" shall mean, for any month, the Principal Services Practice Expense (as defined in the Budget) established in the Budget for such month.

          (n) Principal Services Budgeted Revenue.  The term "Principal Services
              -----------------------------------
Budgeted Revenue" shall mean, for any month, the amount of Principal Services Revenue established in the Budget for such month.

          (o) Principal Services Management Fee.  The term "Principal Services
              ---------------------------------
Management Fee" shall be, for any month, the *, except in the event that either
(i) * or (ii) *, in which case the "Principal Services Management Fee" for such month shall be *.

          (p) Principal Services Monthly Fee.  The term "Principal Services
              ------------------------------
Monthly Fee" shall mean, for any month, the * for such month.

          (q) Principal Services Monthly Office Expense.  The term "Principal
              -----------------------------------------
Services Monthly Office Expense" shall mean, for any month, the amount of Principal Services Budgeted Office Expense for such month, plus or minus any difference between (i) the actual Principal Services Office Expense incurred by or on behalf of Practice for such month, as measured in accordance with GAAP (other than the Principal Services Management Fee) and (ii) Principal Services Budgeted Office Expense for such month.

          (r) Principal Services Monthly Practice Expense.  The term "Principal
              -------------------------------------------
Services Monthly Practice Expense" shall mean, for any month, the * for such month, except in the event that either (i) * or (ii) * for such month, in which case the term "Principal Services Monthly Practice Expense" for such month shall mean *.

          (s) Principal Services Office Expense.  The term "Principal Services
              ---------------------------------
Office Expense" for any month shall mean all Office Expenses for such month other than Non-Ophthalmic Business Office Expenses for such month.
------------
*    Confidential portions omitted and filed separately with the commission.

     6.2  Management Fee.  Practice and Business Manager agree to the
          --------------
compensation set forth herein as being paid to Business Manager in consideration of a substantial commitment made by Business Manager hereunder and that such fees are fair and reasonable. In the priority established by Section 4.9 hereof, Business Manager will be paid the following:

          (a) the amount of all Office Expense (other than the Non-Ophthalmic Business Management Fee and the Principal Services Management Fee) paid on behalf of Practice; and

          (b)  the Management Fee.

     6.3  Reasonable Value.  Payment of the Management Fee is not intended to be
          ----------------
and shall not be interpreted or applied as permitting Business Manager to share in Practice's fees for Medical Services or any other services, but is acknowledged as the parties' negotiated agreement as to the reasonable fair market value of the equipment, contract analysis and support, other support services, purchasing, personnel, office space, management, administration, strategic management and other items and services furnished by Business Manager pursuant to this Management Services Agreement, after giving effect to the nature and volume of the services required and the risks assumed by Business Manager. The parties agree that it is appropriate to calculate and apply separate fees for the management of the Non-Ophthalmic Business and Principal Services, due to (i) the amount of Business Manager Expense incurred by Business Manager in connection with the management of the operations of the Non-Ophthalmic Business, (ii) the fair market value of the management services provided by Business Manager with respect to each of the Non-Ophthalmic Business, and Principal Services, and (iii) the nature and volume of the services required and the risks assumed by Business Manager with respect to each of the Non-Ophthalmic Business and Principal Services.

     6.4  Payment of Management Fee.  To facilitate the payment of the
          -------------------------
Management Fee as provided in Section 6.2 hereof, and subject to the priority of payment methodology set forth in Section 4.9 hereof, Practice hereby expressly authorizes Business Manager to make withdrawals of the Management Fee from the Depository Account as such fee becomes due and payable during the Term and thereafter as provided in Section 8.3 hereof.

     6.5  Accounts Receivable.  Unless otherwise prohibited by law, to assure
          -------------------
that Practice receives the entire amount of professional fees for its services and to assist Practice in maintaining reasonable cash flow for the payment of Office Expense, Practice hereby agrees to sell, and Business Manager hereby agrees to purchase, with respect to any month during the Term and with recourse to Practice for the amount of the purchase, accounts receivable of Practice net of Adjustments (the "Purchased Receivables") (i) in an amount equal to the difference, if any, between (A) the sum of the Monthly Office Expense and the Monthly Practice Expense paid by Business Manager for such month and (B) the amount of cash collections deposited into the Depository Account during such month and used to pay all or any portion of the Office Expenses and the Monthly Practice Expense pursuant to this Management Services Agreement, by transferring such amount into the Depository Account, and (ii) in an amount equal to the difference, if any, between the Management Fee and the amount of cash collections deposited into the Depository Account during such month and used to pay all or any portion of the Management Fee, in satisfaction of Practice's obligation to pay Business Manager the Management Fee pursuant to this Management Services Agreement. The consideration paid to Business Manager for the purchase shall be an amount equal to the Principal Services Revenue and Non-Ophthalmic Business Revenue with respect to the Purchased Receivables, computed in accordance with GAAP on an accrual basis (net of Adjustments). Although it is the intention of the parties that Business Manager purchase and thereby become the owner of the Purchased Receivables of Practice, in the event such purchase shall be ineffective for any reason, to secure the payment and performance of Practice's obligations hereunder, Practice is hereby concurrently and irrevocably granting, giving, assigning and pledging to Business Manager a security interest in all of Practice's accounts receivable. This Management Services Agreement shall constitute a security agreement with respect to Practice's assets and accounts receivable and may be filed under the Uniform Commercial Code in each state in which Practice does business. Practice shall cooperate with Business Manager and shall execute all agreements or documents, including any Security Agreements and financing statements, in connection with the granting of such security interest to Business Manager, or at Business Manager's option, its lenders, that such persons deem necessary or appropriate. All collections with respect to the Purchased Receivables by Business Manager shall be received by Business Manager as the agent of Practice and shall be endorsed to Business Manager and deposited in a bank account at a bank designated by Business Manager. To the extent Practice comes into possession of any payments in respect of the Purchased Receivables, Practice shall direct such payments to Business Manager for deposit in bank accounts designated by Business Manager. Without limiting the foregoing, to ensure that a reasonable cash flow is maintained for the payment of Office Expenses hereunder, Practice shall not, except as expressly contemplated herein, sell, assign, transfer, pledge, mortgage or in any way encumber, the accounts receivable of Practice without the express written consent of Business Manager.

     6.6  Disputes Regarding Fees.
          -----------------------

          (a) It is the parties' intent that any disputes regarding Business Manager's performance hereunder shall be resolved to the extent possible by good faith negotiations. To that end, the parties agree that if Practice in good faith believes that Business Manager has failed to perform its obligations, and that as a result of such failure, Practice is entitled to a set-off or reduction in its Management Fees, Practice shall give Business Manager notice of the perceived failure and request in the notice a set-off or reduction in Management Fees. Business Manager and Practice shall then negotiate the dispute in good faith, and if an agreement is reached, the parties shall implement the resolution without further action.

          (b) If the parties cannot reach a resolution within thirty (30) days, and the amount at issue is $25,000 or less, then the dispute shall be submitted to the Policy Board. The Policy Board shall then consider, develop and implement a resolution of such dispute which shall be final and binding upon Practice and Business Manager.

          (c) If the amount in dispute is greater than $25,000, and Business Manager and Practice fail to resolve the dispute, then such dispute shall be submitted by either party to binding arbitration as described in Article 7 of this Management Services Agreement. The parties hereto expressly acknowledge and agree that any arbitration regarding a dispute under this Section 6.6(c) shall be limited solely to the determination of the amount of fees due and owing either party, and shall not address or rule in any manner on matters relating to any alleged breaches by either party hereto or any potential remedies therefor. Nothing herein shall preclude the exercise by Practice of any remedies available at law or equity with respect to matters outside the scope of the arbitration.


                                   ARTICLE 7
                           MEDIATION AND ARBITRATION

     The parties hereto shall negotiate in good faith to resolve any controversy, dispute, claim or disagreement arising out of or relating to this Management Services Agreement or the breach of this Management Services Agreement. Any such dispute, controversy, disagreement or claim (including, without limitation, tort claims, requests for provisional remedies or other interim relief, and issues as to arbitrability of any matter) arising from any provision in this Management Services Agreement which specifically provides for arbitration as a potential remedy, that cannot be settled through negotiation shall be settled (a) first, by the parties trying in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA") (such mediation session to be held in Chicago, Illinois, and to commence within fifteen (15) days after the appointment of the mediator by the AAA), and (b) if the dispute, controversy, disagreement or claim cannot be settled by mediation, then by arbitration administered by the AAA under its Commercial Arbitration Rules (such arbitration to be held in Chicago, Illinois before a single arbitrator mutually agreed upon by the parties hereto and to commence within fifteen (15) days after the appointment of the arbitrator by the AAA), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The parties acknowledge that all other disputes arising under this Management Services Agreement, including, without limitation, any allegations of breach by either party, shall not be subject to arbitration; rather, unless otherwise mutually agreed upon by the parties hereto, such disputes will be submitted to the jurisdiction of the courts in accordance with Section 9.4 hereof.


                                   ARTICLE 8
                             TERM AND TERMINATION

     8.1  Initial and Renewal Term.  The Term of this Management Services
          ------------------------
Agreement will be for an initial period of thirty-seven (37) years after the Effective Date, and shall be automatically renewed for successive five (5) year periods thereafter, provided that neither Business Manager nor Practice shall have given notice of termination of this Management Services Agreement at least one hundred twenty (120) days before the end of the initial term or any renewal term, or unless otherwise terminated sooner as provided in Section 8.2 hereof.

     8.2  Termination.
          -----------

          (a) Termination By Business Manager.  Business Manager may terminate
              -------------------------------
this Management Services Agreement upon the occurrence of any one of the following events which shall be deemed to be for "Business Manager Cause":

               (i) The suspension or restriction for more than thirty (30) consecutive days, or the revocations or cancellations of any three (3) Physicians' licenses within a single twelve-month period to practice medicine in the States of Illinois and/or Indiana, as applicable, if, in the reasonable judgment of the Business Manager, Practice will not be financially viable after such revocations, suspensions, cancellations or restrictions;

               (ii) Practice's loss or suspension of its Medicare or Medicaid provider number, and/or Practice's restriction from treating patients of the Medicare or Medicaid programs for a period of more than thirty (30) consecutive days if, in the reasonable judgment of Business Manager, Practice will not be financially viable after such loss or suspension;

               (iii) The dissolution of Practice, or the filing by Practice of a petition in voluntary bankruptcy, an assignment for the benefit of creditors, or other action taken voluntarily under any state or federal statute for the protection of debtors;

               (iv) The filing against Practice of an involuntary petition under any bankruptcy statute, or the appointment of a custodian, receiver, trustee or assignee for the benefit of creditors, and such condition shall continue undischarged or undismissed for sixty (60) days; and

               (v) Practice materially defaults in the performance of its duties or obligations hereunder, and shall fail to cure such default within sixty (60) days after Practice receives notice from Business Manager specifying the nature of such default.

          (b)  Termination By Practice.  Practice may terminate this Management
               -----------------------
Services Agreement upon any of the following occurrences which shall be deemed to be for "Practice Cause":

               (i) In the event that a court of competent jurisdiction makes a final determination that Business Manager has materially breached a fiduciary duty owed to Practice, Practice may terminate this Management Services Agreement upon ten (10) days' notice to Business Manager; or

               (ii) With ten (10) days' written notice to Business Manager, in the event Business Manager (A) intentionally and in bad faith misappropriates Practice's funds, or (B) misapplies Practice's funds and fails to correct such misapplication within thirty (30) days of receipt of notice from Practice describing with particularity the misapplication.
     Upon delivery of written notice by Practice pursuant to (A) of this subparagraph (iii) no funds of Practice may be withdrawn or disbursed by Business Manager during such ten-day interim period without Practice Consent.

          (c)  Termination by Agreement.  In the event Practice and Business
              ------------------------
Manager shall mutually agree in writing, this Management Services Agreement may be terminated on the date specified in such written agreement.

          (d)  Legislative, Regulatory or Administrative Change.
               ------------------------------------------------

               (i) In the event there shall be a change in the Medicare or Medicaid statutes, state or federal statutes, case law, regulations or general instructions, the interpretation of any of the foregoing, the adoption of new federal or state legislation, or a change in any third-party reimbursement system, any of which are reasonably likely to materially and adversely affect the manner in which either party may perform or be compensated for its services under this Management Services Agreement or which shall make this Management Services Agreement unlawful, the parties shall immediately enter into good faith negotiations regarding a new service arrangement or basis for compensation for the services furnished pursuant to this Management Services Agreement that complies with the law, regulation or policy and that approximates as closely as possible the economic position of the parties prior to the change. If good faith negotiations cannot resolve the matter, it shall be submitted to arbitration in accordance with Article 7 of this Management Services Agreement; provided, however, that the scope of such arbitration shall be
                --------  -------
     limited to conforming with the purpose and intent of this Section 8.2(d) and the arbitrator will have no authority to suspend or terminate this Management Services Agreement. If a court of competent jurisdiction compels or requires a party hereto to refrain from performing its duties and obligations hereunder, or a party's performance hereunder shall be directly violative of a court order directed at such party, then, to the extent necessary to comply with such court order, this Management Services Agreement shall be deemed suspended. In no event shall such suspension be construed to relieve either party's obligation under this Section 8.2(d) and the parties will immediately commence good faith negotiations regarding a new service arrangement or compensation structure that is in compliance with any such court order, which arrangement or structure will allocate the economic aspects of the relationship between the parties in a manner as nearly as possible as that intended by this Management Services Agreement.

               (ii) Notwithstanding anything herein to the contrary, if Section
     6.1 and/or Section 6.2 of this Management Services Agreement are found to be illegal, unenforceable, void, against public policy or forbidden by law, they shall be replaced as described in Section 9.12 hereof.

     8.3  Effects of Termination.  Upon termination of this Management Services
          ----------------------
Agreement, as heretofore provided, the "Term," as defined herein shall end, and neither party shall have any further obligations hereunder except for (i) obligations accruing prior to the date of termination, including, without limitation, payment of the Management Fees, Office Expense and Practice Expense relating to services provided prior to the termination of this Management Services Agreement, except to the extent determined not to be payable in connection with such termination, (ii) obligations, promises or covenants set forth herein that are expressly set forth herein to extend beyond the Term under the circumstances giving rise to such termination, including, without limitation, indemnity, confidentiality and noncompetition provisions, which provisions shall survive the expiration or termination of this Management Services Agreement by Business Manager for cause, and (iii) the applicable obligations of Practice and Business Manager described in Section 8.4 or 8.5 hereof. In effectuating the provisions of this Section 8.3, Practice specifically acknowledges and agrees that Business Manager shall continue to collect and receive on behalf of Practice all cash collections from accounts receivable in existence at the time this Management Services Agreement is terminated, it being understood that such cash collections will be applied in accordance with Section
4.9 hereof, and will represent, in part, compensation to Business Manager for management services already rendered and compensation on accounts receivable purchased by Business Manager. Upon the expiration or termination of this Management Services Agreement for any reason or cause whatsoever, Business Manager shall surrender to Practice all books and records pertaining to Practice's medical practice.

     8.4  Repurchase Obligation.  Upon termination of this Management Services
          ---------------------
Agreement by Business Manager for Business Manager Cause or by Practice without Practice Cause, Business Manager shall have the right, but not the obligation, to require Practice to comply with the terms and conditions of this Section 8.4. In the event Business Manager exercises such right by delivering written notice to Practice within sixty (60) days of such termination, then Practice shall be required to:

          (a) Purchase from Business Manager at the greater of book or fair market value the intangible assets, deferred charges and all other amounts on the books of Business Manager relating to the Management Services Agreement and Predecessor Management Services Agreements, as adjusted, through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect amortization or depreciation of the intangible assets, deferred charges or covenants;

          (b) Purchase from Business Manager any real estate owned by Business Manager and used as an Office or Offices at the greater of the appraised fair market value thereof or the then book value thereof. In the event of any repurchase of real property, the appraised value shall be determined by Business Manager and Practice, each selecting a duly qualified appraiser, who in turn will agree on a third appraiser. This agreed-upon appraiser shall perform the appraisal which shall be binding on both parties. In the event either party fails to select an appraiser within fifteen (15) days of the selection of an appraiser by the other party, the appraiser selected by the other party shall make the selection of the third-party appraiser;

          (c) Purchase at the greater of book or fair market value all improvements, additions, or leasehold improvements that have been made by Business Manager at any Office and that relate solely to the performance of Business Manager's obligations under this Management Services Agreement;

          (d) Assume all debt and all contracts, payables and leases that are obligations of Business Manager and that relate principally to the performance of Business Manager's obligations under this Management Services Agreement or the properties leased or subleased hereunder as Offices by Business Manager; and

          (e) Purchase from Business Manager at the greater of book or fair market value all of the equipment listed in the Purchase Agreements or the exhibits thereto, including all replacements and additions thereto made by Business Manager pursuant to the performance of its obligations under the Predecessor Management Services Agreements and this Management Services Agreement, and all other assets, including inventory, supplies, and tangibles with respect to the Offices, and intangibles, set forth on the books of Business Manager as adjusted through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect operations of the Offices, depreciation, amortization and other adjustments of assets shown on the books of Business Manager.

In the event Business Manager exercises its rights pursuant to this Section 8.4, Practice shall have the obligation to purchase all, and not less than all, of the items listed in subparagraphs (a) through (e) above. In no event, however, shall this Section 8.4 be construed as enabling Practice to repurchase any assets acquired from any Regional Practice pursuant to any applicable Purchase Agreement, which relate directly or indirectly to the ambulatory surgical centers owned and operated by Practice immediately prior to the effective date of the Predecessor Management Services Agreements (collectively, the "ASC Assets"). The ASC Assets are expressly excluded from the assets enumerated in subparagraphs (a) through (e) above and Practice shall have no right to repurchase the ASC Assets under this Section 8.4, unless Business Manager shall so elect in writing, in which case Practice shall be required to repurchase the ASC Assets at the greater of the then book or fair market value. For purposes of this Article 8, "fair market value" of a particular item shall be an amount mutually agreed upon by Practice and Business Manager. If Practice and Business Manager are unable to reach agreement on such value after ten (10) days of deliberations, then such fair market value shall be determined by an independent, duly qualified appraiser mutually agreed upon by Practice and Business Manager. If Practice and Business Manager cannot agree upon an appraiser within ten (10) days, then each party shall select a duly qualified appraiser, who in turn will select a third appraiser. This agreed-upon appraiser shall perform the appraisal which shall be binding upon both parties. All expenses of such appraisal shall be borne fifty percent (50%) by Business Manager and fifty percent (50%) by Practice.

     8.5  Repurchase Option.  Upon termination of this Management Services
          -----------------
Agreement by Practice for Practice Cause pursuant to Section 8.2(b) hereof, Practice shall have the right, but not the obligation, to:

          (a) Purchase from Business Manager at the then book value the intangible assets, deferred charges and all other amounts on the books of Business Manager relating to the Management Services Agreement and Predecessor Management Services Agreements, as adjusted, through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect amortization or depreciation of the intangible assets, deferred charges or covenants;

          (b) Purchase from Business Manager of any real estate owned by Business Manager and used as an Office or Offices at the then appraised fair market value thereof. In the event of any repurchase of real property, the appraised value shall be determined in accordance with the appraisal mechanism described in Section 8.4 hereof;

          (c) Purchase at the then book value all improvements, additions or leasehold improvements that have been made by Business Manager at any Office or Offices and that relate solely to the performance of Business Manager's obligations under this Management Services Agreement;

          (d) Assume all debt and all contracts, payables and leases that are obligations of Business Manager and that relate principally to the performance of Business Manager's obligations under this Management Services Agreement or the properties leased or subleased by Business Manager; and

          (e) Purchase from Business Manager at the then book value all of the equipment listed in the Purchase Agreements or an exhibit thereto, including all replacements and additions thereto made by Business Manager pursuant to the performance of its obligations under this Management Services Agreement, and all other tangible assets, including inventory and supplies, set forth on the books of Business Manager as adjusted through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect operations of the Offices, depreciation, amortization and other adjustments of assets shown on the books of Business Manager.

     In the event Practice exercises its rights pursuant to this Section 8.5, Practice shall have the obligation to purchase all, and not less than all, of the items listed in subparagraphs (a) through (e). The ASC Assets are expressly excluded from the assets enumerated in subparagraphs (a) through (e) above and Practice shall have no right to repurchase the ASC Assets under this Section 8.5 unless Business Manager shall so elect in writing, in which case Practice shall be required to repurchase the ASC Assets at the greater of the then book or fair market value. In lieu of paying cash for the items described in this Section 8.5, Practice shall have the option of contributing to Business Manager that number of shares of Series A Convertible Preferred Stock, par value $.01 per share ("NovaMed Stock") of NovaMed Eyecare, Inc., the parent company of Business Manager ("NovaMed Parent"), which, based on the then fair market value of such shares, determined in accordance with a consistent application of the valuation procedure established under Section 4.2(b) of the Services Agreement, equals the cash amount required pursuant to this Section 8.5.

     8.6  Closing of Repurchase.  Except as expressly provided in Section 8.5
          ---------------------
hereof, Practice shall pay cash for the repurchased assets. The amount of the purchase price shall be reduced by the amount of debt and liabilities of Business Manager, if any, assumed by Practice. Practice and, if required by law, any Physician associated with Practice, shall execute such documents as may be required, (i) for Practice to assume the liabilities set forth in Section 8.4(d) or 8.5(d) hereof, as applicable, and (ii) for Practice to indemnify or remove Business Manager from any such assumed liability. Business Manager shall execute such documents as may be required to convey the assets, free and clear of all liens (except for those liens securing indebtedness assumed by Practice). The closing date for the repurchase shall be determined by mutual agreement of Practice and Business Manager but shall in no event occur later than sixty (60) days from the date of the notice of termination. The termination of this Management Services Agreement shall become effective upon the closing of the sale of the assets under Section 8.4 or 8.5 hereof, as the case may be, and all parties shall be released from any restrictive covenants provided for in Section
5.7 hereof on such closing date. From and after any termination, each party shall provide the other party with reasonable access to the books and records then owned by it to permit such requesting party to satisfy reporting and contractual obligations that may be required of it.

     8.7  Rights and Remedies.  In the event of a material breach of this
          -------------------
Management Services Agreement by either party hereunder, the nonbreaching party shall have, in addition to any other rights and remedies contained in this Management Services Agreement, all rights and remedies available to such party at law or equity. Without limiting the generality of the foregoing, the parties acknowledge and agree that Business Manager entered into this Management Services Agreement with the understanding that the Term of this Management Services Agreement would be thirty-seven (37) years. In the event of a material breach hereunder by Practice, the parties acknowledge and agree that the actual damages to be suffered by Business Manager will be difficult to ascertain. Practice recognizes that, in the event Practice shall fail to perform, observe or discharge any of its duties, obligations or liabilities under this Management Services Agreement, any remedy at law may prove to be inadequate relief to Business Manager. Therefore, Practice agrees that, if Business Manager so elects and in addition to any other remedies available at law or equity, Business Manager shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages, to specific performance of any provision hereof.

     8.8  Interpretation.  The purpose and intent of this Article 8 is to
          --------------
establish the limited instances in which a party may terminate this Management Services Agreement. Unless the parties mutually agree to terminate this Management Services Agreement, neither party shall be entitled to terminate this Management Services Agreement prior to the expiration of the Term unless a party's breach gives rise to a termination for Business Manager Cause or Practice Cause pursuant to Section 8.2(a) or (b) hereof, as the case may be. Nothing in this Agreement (including Section 8.4 hereof) shall be construed as permitting Practice to terminate this Agreement without Practice Cause.


                                   ARTICLE 9
                                 MISCELLANEOUS

     9.1  Administrative Services Only.  Nothing in this Management Services
          ----------------------------
Agreement is intended or shall be construed to allow Business Manager to exercise control or direction over the manner or method by which Practice and its Physicians and Optometrists perform Medical Services or other professional health care services. The rendition of all Medical Services, including, but not limited to, the prescription or administration of medicine and drugs shall be the sole responsibility of Practice and its Physicians and Optometrists, and Business Manager shall not interfere in any manner or to any extent therewith. Nothing contained herein shall be construed to permit Business Manager to engage in the practice of medicine, it being the sole intention of the parties hereto that the services to be rendered to Practice by Business Manager are solely for the purpose of providing nonmedical management and administrative services to Practice to enable Practice to devote its full time and energies to the professional conduct of its medical practice and provision of Medical Services to its patients and not to administration or practice management. Practice, through the Physicians and Optometrists, shall be responsible for and shall have complete authority, responsibility, supervision and control over the opticians and other employees of Business Manager providing services in connection with the Non-Ophthalmic Business, consistent with the requirements necessary to satisfy the "in-office ancillary service exception" to the Stark Act.

     9.2  Status of Contractor.  It is expressly acknowledged that the parties
          --------------------
hereto are "independent contractors," and nothing in this Management Services Agreement is intended and nothing shall be construed to allow either party to exercise control or direction over the manner or method by which the other party performs the services that are the subject matter of this Management Services Agreement; provided that the services to be provided hereunder shall be furnished in a manner consistent with the standards governing such services and the provisions of this Management Services Agreement. Each party understands and agrees that (i) neither party will withhold on behalf of the other party any sums for income tax, unemployment insurance, social security or any other withholding pursuant to any law or requirement of any governmental body or make available any of the benefits afforded to its employees, (ii) all of such payments, withholdings and benefits, if any, are the sole responsibility of the party incurring the liability, and (iii) each party will indemnify and hold the other harmless from any and all loss or liability arising with respect to such payments, withholdings and benefits, if any.

     9.3  Notices.  Any notice, demand or communication required, permitted or
          -------
desired to be given hereunder shall be in writing and shall be served on the parties at the following respective addresses:

     Practice:

          Hunkeler Eye Centers-Chicago, L.L.C.
          980 North Michigan Avenue
          Suite 1620
          Chicago, Illinois 60611
          Facsimile:  (312) 664-4250
          Attention:Managers

     with a copy to:

          Sachnoff & Weaver, Ltd.
          30 South Wacker Drive, Suite 2900
          Chicago, Illinois  60606
          Facsimile:  (312) 207-6400
          Attention:William E. Doran, Esq.

     Business Manager:

          NovaMed Eyecare Management, LLC
          980 North Michigan Avenue, Suite 1620
          Chicago, Illinois  60611

          Facsimile: (312) 664-4250
          Attention: Stephen J. Winjum
                     John W. Lawrence, Jr.

     with a copy to:

          Katten Muchin & Zavis
          525 West Monroe, Suite 1600
          Chicago, Illinois  60661
          Facsimile:  (312) 902-1061
          Attention:  Steven V. Napolitano, Esq.

or to such other address, or to the attention of such other person or officer, as any party may by written notice designate. Any notice, demand, or communication required, permitted or desired to be given hereunder shall be sent either (a) by hand delivery, in which case notice shall be deemed received when actually delivered, (b) by prepaid certified or registered first class mail, return receipt requested, in which case notice shall be deemed received five calendar days after deposit, postage prepaid in the United States Mail, (c) by facsimile if also delivered by hand, or deposited in the United States Mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile, in which case notice shall be deemed received one (1) business day after the facsimile transmission, or (d) by a nationally recognized overnight courier, in which case notice shall be deemed received one business day after prepaid deposit with such courier.

     9.4  Governing Law and Consent to Jurisdiction.  This Management Services
          -----------------------------------------
Agreement shall be governed by the laws of the State of Illinois applicable to agreements to be performed wholly within the State of Illinois. Illinois law was chosen by the parties after negotiation to govern interpretation of this Management Services Agreement because Cook County, Illinois is the seat of management for Business Manager. The parties hereto agree that if a controversy or claim between them arises out of or in relation to this Management Services Agreement and results in any litigation or special proceeding, the state and federal courts located in Cook County, Illinois shall have jurisdiction to hear and decide such matter, and the parties hereto hereby submit to the jurisdiction of such courts.

     9.5  Assignment.  Except as may be herein specifically provided to the
          ----------
contrary, this Management Services Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and permitted assigns; provided, however, Practice may not assign
                                  --------  -------
this Management Services Agreement without the prior written consent of Business Manager, which consent may be withheld in Business Manager's discretion. The sale, transfer, pledge or assignment of any of the voting interests of Practice held by any Practice-Owner or the issuance by Practice of common or other voting interests to any other person, or any combination of such transactions within a period of one (1) year, such that the existing Practice-Owners in Practice immediately prior to such transactions or the beginning of the one-year period, as applicable, fail to maintain a majority of the voting interests in Practice shall be deemed an attempted assignment by Practice, and shall be null and void unless consented to in writing by Business Manager prior to any such transfer or issuance. Any breach of the above provision, whether or not void or voidable, shall constitute a material breach of this Management Services Agreement, and in the event of such breach, Business Manager may terminate this Management Services Agreement upon twenty-four (24) hours' notice to Practice. The rights and obligations of Business Manager under this Management Services Agreement shall not be assignable without Practice Consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Business Manager shall have the
                     --------  -------
right to assign its rights, duties and obligations hereunder without Practice Consent, (i) to any Affiliate of Business Manager (provided such assignment shall not release Business Manager from any of its obligations hereunder), which Affiliates will include, without limitation, NovaMed Parent or any direct or indirect majority owned subsidiary of NovaMed Parent; (ii) pursuant to a reorganization, merger, consolidation or the sale of all or substantially all of the capital stock or assets of Business Manager (or any other transaction substantially similar in effect); provided further, however, that nothing
                                  -------- -------
contained herein shall prohibit Business Manager from engaging, in the ordinary course of business, one or more reputable subcontractors to perform certain functions of Business Manager; and (iii) as collateral assignment of its rights (but not its duties) to any financial institution or other entity.

     9.6  Waiver of Breach.  The waiver by either party of a breach or violation
          ----------------
of any provision of this Management Services Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

     9.7  Enforcement.  In the event either party resorts to legal action to
          -----------
enforce or interpret any provision of this Management Services Agreement, the prevailing party shall be entitled to recover the costs and expenses of such action so incurred, including, without limitation, reasonable attorneys' fees.

     9.8  Gender and Number.  Whenever the context of this Management Services
          -----------------
Agreement requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

     9.9  Additional Assurances.  Except as may be specifically provided herein
          ---------------------
to the contrary, the provisions of this Management Services Agreement shall be self-operative and shall not require further agreement by the parties; provided,
                                                                       --------
however, at the request of either party, the other party shall execute such
-------
additional instruments and take such additional acts as are reasonable, and as the requesting party may reasonably deem necessary, to effectuate this Management Services Agreement.

     9.10 Consents, Approvals, and Exercise of Discretion.  Whenever this
          -----------------------------------------------
Management Services Agreement requires any consent or approval to be given by either party, or either party must or may exercise discretion, and except where specifically set forth to the contrary, the parties agree that such consent or approval shall not be unreasonably withheld or delayed, and that such discretion shall be reasonably exercised.

     9.11 Force Majeure.  Subject to Section 8.2(d) hereof, neither party
          -------------
shall be liable or deemed to be in default for any delay or failure in performance under this Management Services

Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either party's employees, or any other similar cause beyond the reasonable control of either party unless such delay or failure in performance is expressly addressed elsewhere in this Management Services Agreement.

     9.12 Severability.
          ------------

          (a) The parties hereto have negotiated and prepared the terms of this Management Services Agreement in good faith with the intent that each and every one of the terms, covenants and conditions herein be binding upon and inure to the benefit of the respective parties. Accordingly, if any one or more of the terms, provisions, promises, covenants or conditions of this Management Services Agreement or the application thereof to any person or circumstance shall be adjudged to any extent invalid, unenforceable, void or voidable for any reason whatsoever by a court of competent jurisdiction or an arbitration tribunal, such provision shall be as narrowly construed as possible, and each and all of the remaining terms, provisions, promises, covenants and conditions of this Management Services Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. To the extent this Management Services Agreement is in violation of applicable law, then the parties agree to negotiate in good faith to amend the Management Services Agreement, to the extent possible consistent with its purposes, to conform to law. Without limiting the foregoing, Business Manager shall not challenge this Management Services Agreement on the grounds that it violates state law prohibitions against fee splitting and/or corporate practice of medicine.

          (b)  In the event (but solely in the event) that Section 6.1 or
     Section 6.2 of this Management Services Agreement is declared to be illegal, unenforceable, against public policy, or forbidden by law, by any local, state or federal agency or department, any court of competent jurisdiction or arbitration tribunal ("Findings"), the parties shall agree, pursuant to good faith negotiations as contemplated in Section 9.12(a) hereof, upon an alternative to Section 6.1 and Section 6.2. Until the parties reach such an agreement, and perpetually in the event the parties do not reach such an agreement, Section 6.1 and Section 6.2 and the Management Fee shall be replaced, effective immediately upon the Findings by a fixed annual Management Fee, payable in equal monthly installments ("Alternate Management Fee") on or before the fifteenth (15th) business day of each month from the date of the Findings forward. Said Alternate Management Fee shall be in an amount per annum equal to the actual aggregate Management Fee for the most recently completed year prior to the year in which the Findings occurred (the year during which the Findings occur shall be referred to herein as the "Base Year"), beginning as of the date of the Findings (the "Base Fee"), plus any applicable Inflation Adjustment Fee (as defined below) and any applicable Increased Service Fee (as defined below).

               (i)  Inflation Adjustment Fee.  Beginning with the first annual
                    ------------------------
     anniversary of the date of the Findings, and as of each annual anniversary thereafter during the Term, the Inflation Adjustment Fee ("Inflation Adjustment Fee") for the next twelve (12) months will be calculated as follows:

                    (a) The Base Fee shall be multiplied by a fraction, the numerator of which is the increase in the Consumer Price Index ("CPI") from January of the Base Year through the January immediately preceding the anniversary of the Findings for which the Inflation Adjustment Fee is being determined and the denominator of which is the CPI as of January of the Base Year; and

                    (b) The amount determined in (a), above, shall be divided by 12 and the resulting quotient shall be the monthly Inflation Adjustment Fee for the next twelve (12) months. The Inflation Adjustment Fee may be eliminated for a particular year under Section 9.12(b)(ii)(b).

               (ii) Increased Service Fee.
                    ---------------------

                    (a) Within ninety (90) days after each calendar year following the Findings, the parties shall determine whether Business Manager is entitled to receive an additional fee under this Section 9.12(b)(ii) ("Increased Service Fee"). The Increased Service Fee is paid in recognition of the increase in the level of services provided by Business Manager over the level of services upon which the Base Fee is based. The Increased Service Fee is equal to twenty-five percent (25%) of the excess of the total Office Expense for such year over the Office Expense for the Base Year (the "Increase Service Fee Base"), provided that, if the Findings rendered during 1999, the Base Year Office Expense shall be annualized to give effect to the fact that this Management Services Agreement was in effect for only part of the Base Year. The Increase Service Fee is subject to reduction under Sections 9.12(b)(ii)(b) and (c). The Increased Service Fee, if earned, shall be paid to Business Manager in nine (9) equal monthly installments beginning on April 1 of the year following the year for which the Increased Service Fee is earned. The first year with respect to which Business Manager is eligible to earn the Increased Service Fee is the calendar year immediately following the Base Year, payable, if earned, beginning on April 1 of the second calendar year following the Base Year.

                    (b) Each year, the Policy Board shall specify certain objectives for Business Manager and the amount or percentage by which the Increased Service Fee will be reduced if one or more of the objectives are not met. Furthermore, the Policy Board, in its good faith discretion, may determine whether, in light of the amount of the Increased Service Fee, the Inflation Adjustment Fee is not appropriate. Upon such a decision, Business Manager shall not receive an Inflation Adjustment Fee for that year.

                    (c) To ensure that Business Manager effectively manages the Office Expense, the Increased Service Fee otherwise payable with respect to a given year will be reduced to an amount such that the Increased Service Fee does not exceed twenty percent (20%) of Practice's increase in profit for such year over the previous year.

                    (d) Each year, the Policy Board, in its good faith discretion may agree that certain items shall be excluded from the amount of the annual Office Expense or from the Increase Service Fee Base used to calculate the Increased Service Fee. Without limiting the foregoing, if Practice makes a capital expenditure that is not approved by the Policy Board or included in the Budget, all revenues and costs (including, but not limited to, operating costs and staffing costs) associated with the asset shall, unless the parties otherwise agree, be excluded from all calculations relative to the determination of the Increased Service Fee. To the extent that Practice's net collected revenues for the Base Year (as annualized, if the Base Year is 1999) or Office Expense for the Base Year (as annualized, if the Base Year is 1999) is not fairly representative of Practice's Base Year operations, then either party can request that a different amount be used and if the parties cannot agree the amounts shall be determined pursuant to Article 7 hereof.

     9.13 Divisions and Headings.  The divisions of this Management Services
          ----------------------
Agreement into articles, sections and subsections, and the use of captions and headings in connection therewith is solely for convenience and shall not affect in any way the meaning or interpretation of this Management Services Agreement.

     9.14 Amendments and Management Services Agreement Execution.  This
          ------------------------------------------------------
Management Services Agreement and amendments hereto shall be in writing and executed in multiple copies on behalf of Practice and Business Manager by their respective duly authorized officers and Representatives. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument. No amendment shall be effective unless signed by both parties hereto.

     9.15 Entire Management Services Agreement.  With respect to the subject
          ------------------------------------
matter of this Management Services Agreement, this Management Services Agreement supersedes all previous contracts, including, without limitation, the Predecessor Management Services Agreements, and constitutes the entire agreement between the parties. Notwithstanding the foregoing, execution of this Management Services Agreement will not impair or otherwise limit the ability of either party to enforce the provisions of the Predecessor Management Services Agreements with respect to obligations accruing under the Predecessor Management Services Agreement prior to the Effective Date of this Management Services Agreement, including, without limitation, payment of fees and expenses relating to services provided prior to the Effective Date of this Management Services Agreement, except to the extent determined not to be payable in connection with the execution of this Management Services Agreement. Neither party shall be entitled to benefits other than those specified herein. Except as otherwise provided herein, no prior oral statements or contemporaneous negotiations or understandings or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Management Services Agreement shall be recognized unless incorporated herein by amendment as provided herein, such amendment to become effective on the date stipulated in such amendment.

The parties specifically acknowledge that, in entering into and executing this Management Services Agreement, the parties rely solely upon the representations and agreements contained in this Management Services Agreement and no others.

     IN WITNESS WHEREOF, Practice and Business Manager have caused this Management Services Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.


                                   PRACTICE:

                                   HUNKELER EYE CENTERS-CHICAGO, L.L.C.,
                                   a Delaware limited liability company


                                   By: /s/ Kent A. Kirk
                                      ----------------------------------
                                   Name:   Kent A. Kirk
                                        --------------------------------
                                   Title:  Manager
                                         -------------------------------

                                   BUSINESS MANAGER:

                                   NOVAMED EYECARE MANAGEMENT, LLC,
                                   a Delaware limited liability company


                                   By: /s/ Stephen J. Winjum
                                      ----------------------------------
                                        Stephen J. Winjum,
                                        President

                               TABLE OF EXHIBITS
                               -----------------


EXHIBIT 1.4         BUDGET
EXHIBIT 1.19        LOCATIONS
EXHIBIT 1.33(b)     PHYSICIAN-EMPLOYEES AND OPTOMETRISTS INCLUDEDIN PRACTICE
                    EXPENSE
EXHIBIT 1.33(g)     EQUIPMENT
EXHIBIT 1.57        PURCHASE AGREEMENTS
EXHIBIT 1.59(a)     FORM OF SERVICES AGREEMENTS
EXHIBIT 1.59(b)     LIST OF SERVICES AGREEMENTS
EXHIBIT 3.1(b)      MEMBERS OF POLICY BOARD
EXHIBIT 4.8(a)      FORM OF BILLING AND COLLECTION AGREEMENT
EXHIBIT 4.8(b)      FORM OF POWER OF ATTORNEY
EXHIBIT 5.1A        FORM OF EMPLOYMENT AGREEMENT (PHYSICIAN PRACTICE-OWNERS)

EXHIBIT 5.1B        LIST OF INITIAL PRACTICE-OWNERS
EXHIBIT 5.2A        FORM OF EMPLOYMENT AGREEMENT (PHYSICIAN EMPLOYEES)
EXHIBIT 5.8         PRACTICE D/B/A's

                                  EXHIBIT 1.4

                                    BUDGET


                                 See Attached

Hunkeler Eye Centers - Chicago, L.L.C
_______________________________________________________________________________
1999 MSA Budget

    Description                             Jan     Feb        Mar     Apr        May     Jun
---------------------------------        -----------------  -----------------  -----------------
Principal Services

Revenue
-------
  Principal Services revenue               *       *          *       *          *       *
  ASC facility revenue                     *       *          *       *          *       *
  Optical revenue - glasses                *       *          *       *          *       *
  Optical revenue - contacts               *       *          *       *          *       *
  Optometric revenue                       *       *          *       *          *       *
  Other revenue                            *       *          *       *          *       *
  Contractual adjustments                  *       *          *       *          *       *
                                           *       *          *       *          *       *
                                           *       *          *       *          *       *

  Other Revenue                            *       *          *       *          *       *

Principal Services Budgeted Revenue        *       *          *       *          *       *


Expenses
--------

Salaries and Wages:
  Center Staff Salaries:                   *       *          *       *          *       *
  ----------------------
    Administration                         *       *          *       *          *       *
    Technician                             *       *          *       *          *       *
    Nurses                                 *       *          *       *          *       *
    Other salaries                         *       *          *       *          *       *
    Overtime pay                           *       *          *       *          *       *
                                           *       *          *       *          *       *

  Payroll Taxes & Benefits
  ------------------------
  Vacation & leave pay                     *       *          *       *          *       *
  Bonuses                                  *       *          *       *          *       *
  Incentive compensation                   *       *          *       *          *       *
  FICA Tax                                 *       *          *       *          *       *
  SUI                                      *       *          *       *          *       *
  FUI                                      *       *          *       *          *       *
  Other payroll taxes                      *       *          *       *          *       *
  Labor allocation                         *       *          *       *          *       *
  401k Match                               *       *          *       *          *       *
  Life & Disability ins.                   *       *          *       *          *       *
  Employee Health ins.                     *       *          *       *          *       *


                 Benefits %
     Total Salaries & Wages                *       *          *       *          *       *

MD/OD Compensation                         *       *          *       *          *       *
                                           *       *          *       *          *       *

Pharmaceuticals and supplies:              *       *          *       *          *       *
  Principal Services supplies              *       *          *       *          *       *
  ASC - general                            *       *          *       *          *       *
  ASC - refractive                         *       *          *       *          *       *
  Pillar point fees                        *       *          *       *          *       *
  Optical COS - glasses                    *       *          *       *          *       *
  Optical COS - contacts                   *       *          *       *          *       *
  Optometric supplies                      *       *          *       *          *       *
    Total Pharmac. & Supplies              *       *          *       *          *       *

    * Confidential portions omitted and filed separately with the commission.

    Description                            Jul     Aug        Sep     Oct       Nov     Dec                  Total 1998    %
----------------------------------------------------------------------------------------------             -------------------
Principal Services

Revenue
-------
  Principal Services revenue               *       *          *       *          *       *     *  *   *  *             *
  ASC facility revenue                     *       *          *       *          *       *     *  *   *  *             *
  Optical revenue - glasses                *       *          *       *          *       *     *  *   *  *             *
  Optical revenue - contacts               *       *          *       *          *       *     *  *   *  *             *
  Optometric revenue                       *       *          *       *          *       *     *  *   *  *             *
  Other revenue                            *       *          *       *          *       *     *  *   *  *
  Contractual adjustments                  *       *          *       *          *       *     *  *   *  *
                                           *       *          *       *          *       *     *  *   *  *
                                           *       *          *       *          *       *     *  *   *  *

  Other Revenue                            *       *          *       *          *       *     *  *   *  *

Principal Services Budgeted Revenue        *       *          *       *          *       *     *  *   *  *             *


Expenses
--------

Salaries and Wages:
  Center Staff Salaries:                   *       *          *       *          *       *     *  *   *  *
  ----------------------
    Administration                         *       *          *       *          *       *     *  *   *  *
    Technician                             *       *          *       *          *       *     *  *   *  *
    Nurses                                 *       *          *       *          *       *     *  *   *  *
    Other salaries                         *       *          *       *          *       *     *  *   *  *
    Overtime pay                           *       *          *       *          *       *     *  *   *  *             #VALUE!
                                           *       *          *       *          *       *     *  *   *  *

  Payroll Taxes & Benefits
  ------------------------
  Vacation & leave pay                     *       *          *       *          *       *     *  *   *  *
  Bonuses                                  *       *          *       *          *       *     *  *   *  *
  Incentive compensation                   *       *          *       *          *       *     *  *   *  *
  FICA Tax                                 *       *          *       *          *       *     *  *   *  *
  SUI                                      *       *          *       *          *       *     *  *   *  *
  FUI                                      *       *          *       *          *       *     *  *   *  *
  Other payroll taxes                      *       *          *       *          *       *     *  *   *  *
  Labor allocation                         *       *          *       *          *       *     *  *   *  *
  401k Match                               *       *          *       *          *       *     *  *   *  *
  Life & Disability ins.                   *       *          *       *          *       *     *  *   *  *
  Employee Health ins.                     *       *          *       *          *       *     *  *   *  *

                                                                                                                       #VALUE!
                 Benefits %                                                                                   #VALUE!
     Total Salaries & Wages                *       *          *       *          *       *     *  *   *  *             *

MD/OD Compensation                         *       *          *       *          *       *     *  *   *  *             *
                                           *       *          *       *          *       *     *  *   *  *             *

Pharmaceuticals and supplies:              *       *          *       *          *       *     *  *   *  *             *
  Principal Services supplies              *       *          *       *          *       *     *  *   *  *             *
  ASC - general                            *       *          *       *          *       *     *  *   *  *             *
  ASC - refractive                         *       *          *       *          *       *     *  *   *  *             *
  Pillar point fees                        *       *          *       *          *       *     *  *   *  *             *
  Optical COS - glasses                    *       *          *       *          *       *     *  *   *  *             *
  Optical COS - contacts                   *       *          *       *          *       *     *  *   *  *             *
  Optometric supplies                      *       *          *       *          *       *     *  *   *  *             *
    Total Pharmac. & Supplies              *       *          *       *          *       *     *  *   *  *             *


Hunkeler Eye Centers - Chicago, L.L.C
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Principal Services                               *      *      *      *      *      *      *      *      *
G&A expenses:                                    *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Office & Administrative:                         *      *      *      *      *      *      *      *      *
  Office Supplies                                *      *      *      *      *      *      *      *      *
    Office supplies                              *      *      *      *      *      *      *      *      *
    Software/computer expense                    *      *      *      *      *      *      *      *      *
    Food service                                 *      *      *      *      *      *      *      *      *
    Bank charges                                 *      *      *      *      *      *      *      *      *
    Credit card fees                             *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
  Postage & freight                              *      *      *      *      *      *      *      *      *
  Employee & patient programs                    *      *      *      *      *      *      *      *      *
  Continuing education               (1)         *      *      *      *      *      *      *      *      *
  Dues and subscriptions                         *      *      *      *      *      *      *      *      *
  Telephone                                      *      *      *      *      *      *      *      *      *
  Utilities                                      *      *      *      *      *      *      *      *      *
  Printing                                       *      *      *      *      *      *      *      *      *
  Misc. office expense                           *      *      *      *      *      *      *      *      *
    Total Office & Admin. Expenses               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Marketing:                                       *      *      *      *      *      *      *      *      *
  Advertising                                    *      *      *      *      *      *      *      *      *
  Marketing-Other                                *      *      *      *      *      *      *      *      *
    Total Marketing                              *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Professional and Service Fees:                   *      *      *      *      *      *      *      *      *
  Legal                                          *      *      *      *      *      *      *      *      *
  Accounting                                     *      *      *      *      *      *      *      *      *
  Other prof. consulting                         *      *      *      *      *      *      *      *      *
  Collection fees                                *      *      *      *      *      *      *      *      *
  Answering service                              *      *      *      *      *      *      *      *      *
  Linens & uniforms                              *      *      *      *      *      *      *      *      *
  Other services                                 *      *      *      *      *      *      *      *      *
  Temporary services                             *      *      *      *      *      *      *      *      *
    Total Professional Fees                      *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Rental Expense:                                  *      *      *      *      *      *      *      *      *
  Building rent                                  *      *      *      *      *      *      *      *      *
  Other office rent & parking                    *      *      *      *      *      *      *      *      *
  Equipment leases                               *      *      *      *      *      *      *      *      *
  Optical equipment rent                         *      *      *      *      *      *      *      *      *
    Total Rent Expense                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Repairs & Maintenance:                           *      *      *      *      *      *      *      *      *
  Building maintenance                           *      *      *      *      *      *      *      *      *
  Repairs-equipment                              *      *      *      *      *      *      *      *      *
  Non-capitalized tools                          *      *      *      *      *      *      *      *      *
    Total Repairs & Maint.                       *      *      *      *      *      *      *      *      *


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Principal Services                               *      *      *      *  *   *  *              *
G&A expenses:                                    *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Office & Administrative:                         *      *      *      *  *   *  *              *
  Office Supplies                                *      *      *      *  *   *  *              *
    Office supplies                              *      *      *      *  *   *  *              *
    Software/computer expense                    *      *      *      *  *   *  *              *
    Food service                                 *      *      *      *  *   *  *              *
    Bank charges                                 *      *      *      *  *   *  *              *
    Credit card fees                             *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
  Postage & freight                              *      *      *      *  *   *  *              *
  Employee & patient programs                    *      *      *      *  *   *  *              *
  Continuing education               (1)         *      *      *      *  *   *  *              *
  Dues and subscriptions                         *      *      *      *  *   *  *              *
  Telephone                                      *      *      *      *  *   *  *              *
  Utilities                                      *      *      *      *  *   *  *              *
  Printing                                       *      *      *      *  *   *  *              *
  Misc. office expense                           *      *      *      *  *   *  *              *
    Total Office & Admin. Expenses               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Marketing:                                       *      *      *      *  *   *  *              *
  Advertising                                    *      *      *      *  *   *  *              *
  Marketing-Other                                *      *      *      *  *   *  *              *
    Total Marketing                              *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Professional and Service Fees:                   *      *      *      *  *   *  *              *
  Legal                                          *      *      *      *  *   *  *              *
  Accounting                                     *      *      *      *  *   *  *              *
  Other prof. consulting                         *      *      *      *  *   *  *              *
  Collection fees                                *      *      *      *  *   *  *              *
  Answering service                              *      *      *      *  *   *  *              *
  Linens & uniforms                              *      *      *      *  *   *  *              *
  Other services                                 *      *      *      *  *   *  *              *
  Temporary services                             *      *      *      *  *   *  *              *
    Total Professional Fees                      *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Rental Expense:                                  *      *      *      *  *   *  *              *
  Building rent                                  *      *      *      *  *   *  *              *
  Other office rent & parking                    *      *      *      *  *   *  *              *
  Equipment leases                               *      *      *      *  *   *  *              *
  Optical equipment rent                         *      *      *      *  *   *  *              *
    Total Rent Expense                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Repairs & Maintenance:                           *      *      *      *  *   *  *              *
  Building maintenance                           *      *      *      *  *   *  *              *
  Repairs-equipment                              *      *      *      *  *   *  *              *
  Non-capitalized tools                          *      *      *      *  *   *  *              *
    Total Repairs & Maint.                       *      *      *      *  *   *  *              *

* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers - Chicago, L.L.C
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Principal Services                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Taxes and insurance:                             *      *      *      *      *      *      *      *      *
  MalPrincipal Services                          *      *      *      *      *      *      *      *      *
  Liability & casualty                           *      *      *      *      *      *      *      *      *
  Workers' compensation ins.                     *      *      *      *      *      *      *      *      *
  D&O                                            *      *      *      *      *      *      *      *      *
  Key Man Life                                   *      *      *      *      *      *      *      *      *
  Other insurance                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Sales & Use tax                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Other taxes                                    *      *      *      *      *      *      *      *      *
    Total Taxes & Ins.                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Other Expenses:                                  *      *      *      *      *      *      *      *      *
  Travel & entertainment          (1)            *      *      *      *      *      *      *      *      *
  Recruitment & relocation                       *      *      *      *      *      *      *      *      *
  Auto & Van                                     *      *      *      *      *      *      *      *      *
  Contracted patient transport.                  *      *      *      *      *      *      *      *      *
  Donations and gifts                            *      *      *      *      *      *      *      *      *
  Allocated IT/Computing costs                   *      *      *      *      *      *      *      *      *
  Other                                          *      *      *      *      *      *      *      *      *
    Total Other Expense                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total G&A expenses                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Depreciation & Amortization:                     *      *      *      *      *      *      *      *      *
  Building depreciation                          *      *      *      *      *      *      *      *      *
  Equipment depreciation                         *      *      *      *      *      *      *      *      *
  Goodwill amortization                          *      *      *      *      *      *      *      *      *
  Other intangible amortization                  *      *      *      *      *      *      *      *      *
  Amortization of deferred charges               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Depr. and Amortization                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Interest (income) and expense:                   *      *      *      *      *      *      *      *      *
  Depository Interest                            *      *      *      *      *      *      *      *      *
  Investment Income                              *      *      *      *      *      *      *      *      *
  Bank Line Interest Expense                     *      *      *      *      *      *      *      *      *
  Cap. Lease Interest Expense                    *      *      *      *      *      *      *      *      *
  Other Interest Expense                         *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Interest (income)/expense              *      *      *      *      *      *      *      *      *
Principal Services Budgeted Office Expense       *      *      *      *      *      *      *      *      *


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Principal Services                               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Taxes and insurance:                             *      *      *      *  *   *  *              *
  MalPrincipal Services                          *      *      *      *  *   *  *              *
  Liability & casualty                           *      *      *      *  *   *  *              *
  Workers' compensation ins.                     *      *      *      *  *   *  *              *
  D&O                                            *      *      *      *  *   *  *              *
  Key Man Life                                   *      *      *      *  *   *  *              *
  Other insurance                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Sales & Use tax                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Other taxes                                    *      *      *      *  *   *  *              *
    Total Taxes & Ins.                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Other Expenses:                                  *      *      *      *  *   *  *              *
  Travel & entertainment          (1)            *      *      *      *  *   *  *              *
  Recruitment & relocation                       *      *      *      *  *   *  *              *
  Auto & Van                                     *      *      *      *  *   *  *              *
  Contracted patient transport.                  *      *      *      *  *   *  *              *
  Donations and gifts                            *      *      *      *  *   *  *              *
  Allocated IT/Computing costs                   *      *      *      *  *   *  *              *
  Other                                          *      *      *      *  *   *  *              *
    Total Other Expense                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total G&A expenses                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Depreciation & Amortization:                     *      *      *      *  *   *  *              *
  Building depreciation                          *      *      *      *  *   *  *              *
  Equipment depreciation                         *      *      *      *  *   *  *              *
  Goodwill amortization                          *      *      *      *  *   *  *              *
  Other intangible amortization                  *      *      *      *  *   *  *              *
  Amortization of deferred charges               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Depr. and Amortization                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Interest (income) and expense:                   *      *      *      *  *   *  *              *
  Depository Interest                            *      *      *      *  *   *  *              *
  Investment Income                              *      *      *      *  *   *  *              *
  Bank Line Interest Expense                     *      *      *      *  *   *  *              *
  Cap. Lease Interest Expense                    *      *      *      *  *   *  *              *
  Other Interest Expense                         *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Interest (income)/expense              *      *      *      *  *   *  *              *
Principal Services Budgeted Office Expense       *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers - Chicago, L.L.C
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Principal Services                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Principal Services Budgeted                      *      *      *      *      *      *      *      *      *
  Practice Expense                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Principal Services Monthly Fee                   *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *

Description                                      Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Principal Services                               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Principal Services Budgeted                      *      *      *      *  *   *  *              *
  Principal Expense                              *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Principal Services Monthly Fee                   *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers - Chicago, L.L.C.
________________________________________________________________________________
1999 MSA Budget


    Description                                 Jan     Feb        Mar     Apr        May     Jun
---------------------------------              -------------------------------------------------------
Non-Ophthalmic Business                          *       *          *       *          *       *
                                                 *       *          *       *          *       *
Revenue                                          *       *          *       *          *       *
-------                                          *       *          *       *          *       *

  Practice revenue                               *       *          *       *          *       *
  ASC facility revenue                           *       *          *       *          *       *
  Optical revenue                                *       *          *       *          *       *
  Optometric revenue                             *       *          *       *          *       *
  Alliance revenue                               *       *          *       *          *       *
  Research & Consulting                          *       *          *       *          *       *
  Other revenue                                  *       *          *       *          *       *
                                                 *       *          *       *          *       *
                                                 *       *          *       *          *       *

  Laboratory revenue                             *       *          *       *          *       *
                                                 *       *          *       *          *       *
    Non-Ophthalmic Business Budgeted Revenue     *       *          *       *          *       *
                                                 *       *          *       *          *       *
Expenses                                         *       *          *       *          *       *
--------                                         *       *          *       *          *       *

Salaries and Wages:                              *       *          *       *          *       *
  Center Staff Salaries:                         *       *          *       *          *       *
  ----------------------
   Administration                                *       *          *       *          *       *
   Technician/Nurses                             *       *          *       *          *       *
   PSR/Front Desk                                *       *          *       *          *       *
   Other salaries                                *       *          *       *          *       *
   Overtime pay                                  *       *          *       *          *       *
                                                 *       *          *       *          *       *
  Payroll Taxes & Benefits                       *       *          *       *          *       *
  ------------------------
  Vacation & leave pay                           *       *          *       *          *       *
  Bonuses                                        *       *          *       *          *       *
  Incentive compensation                         *       *          *       *          *       *
  FICA Tax                                       *       *          *       *          *       *
  SUI                                            *       *          *       *          *       *
  FUI                                            *       *          *       *          *       *
  Other payroll taxes                            *       *          *       *          *       *
  Labor allocation                               *       *          *       *          *       *
  401k Match                                     *       *          *       *          *       *
  Life & Disability ins.                         *       *          *       *          *       *
  Employee Health ins.                           *       *          *       *          *       *
                                                 *       *          *       *          *       *
         Benefits %                              *       *          *       *          *       *
   Total Salaries & Wages                        *       *          *       *          *       *
                                                 *       *          *       *          *       *

MD/OD Compensation                               *       *          *       *          *       *

                                                 *       *          *       *          *       *
                                                 *       *          *       *          *       *
Pharmaceuticals and supplies:                    *       *          *       *          *       *
  Medical Supplies                               *       *          *       *          *       *
  COS - Glasses                                  *       *          *       *          *       *
  COS - Contacts                                 *       *          *       *          *       *
  COS - adjustments                              *       *          *       *          *       *
  Laboratory fees                                *       *          *       *          *       *
  Discounts & allowances                         *       *          *       *          *       *
  Optical - Other                                *       *          *       *          *       *
   Total Pharmac. & Supplies                     *       *          *       *          *       *



    Description                                   Jul     Aug        Sep     Oct       Nov     Dec                  Total 1998    %
---------------------------------              -----------------------------------------------------             -------------------
Non-Ophthalmic Business                          *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
Revenue                                          *       *          *       *          *       *     *  *   *  *             *
-------                                          *       *          *       *          *       *     *  *   *  *             *

  Practice revenue                               *       *          *       *          *       *     *  *   *  *             *
  ASC facility revenue                           *       *          *       *          *       *     *  *   *  *             *
  Optical revenue                                *       *          *       *          *       *     *  *   *  *             *
  Optometric revenue                             *       *          *       *          *       *     *  *   *  *             *
  Alliance revenue                               *       *          *       *          *       *     *  *   *  *             *
  Research & Consulting                          *       *          *       *          *       *     *  *   *  *             *
  Other revenue                                  *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *

  Laboratory revenue                             *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
    Non-Ophthalmic Business Budgeted Revenue     *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
Expenses                                         *       *          *       *          *       *     *  *   *  *             *
--------                                         *       *          *       *          *       *     *  *   *  *             *

Salaries and Wages:                              *       *          *       *          *       *     *  *   *  *             *
  Center Staff Salaries:                         *       *          *       *          *       *     *  *   *  *             *
  ----------------------
   Administration                                *       *          *       *          *       *     *  *   *  *             *
   Technician/Nurses                             *       *          *       *          *       *     *  *   *  *             *
   PSR/Front Desk                                *       *          *       *          *       *     *  *   *  *             *
   Other salaries                                *       *          *       *          *       *     *  *   *  *             *
   Overtime pay                                  *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
  Payroll Taxes & Benefits                       *       *          *       *          *       *     *  *   *  *             *
  ------------------------
  Vacation & leave pay                           *       *          *       *          *       *     *  *   *  *             *
  Bonuses                                        *       *          *       *          *       *     *  *   *  *             *
  Incentive compensation                         *       *          *       *          *       *     *  *   *  *             *
  FICA Tax                                       *       *          *       *          *       *     *  *   *  *             *
  SUI                                            *       *          *       *          *       *     *  *   *  *             *
  FUI                                            *       *          *       *          *       *     *  *   *  *             *
  Other payroll taxes                            *       *          *       *          *       *     *  *   *  *             *
  Labor allocation                               *       *          *       *          *       *     *  *   *  *             *
  401k Match                                     *       *          *       *          *       *     *  *   *  *             *
  Life & Disability ins.                         *       *          *       *          *       *     *  *   *  *             *
  Employee Health ins.                           *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
         Benefits %                              *       *          *       *          *       *     *  *   *  *             *
   Total Salaries & Wages                        *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *

MD/OD Compensation                               *       *          *       *          *       *     *  *   *  *             *

                                                 *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
Pharmaceuticals and supplies:                    *       *          *       *          *       *     *  *   *  *             *
  Medical Supplies                               *       *          *       *          *       *     *  *   *  *             *
  COS - Glasses                                  *       *          *       *          *       *     *  *   *  *             *
  COS - Contacts                                 *       *          *       *          *       *     *  *   *  *             *
  COS - adjustments                              *       *          *       *          *       *     *  *   *  *             *
  Laboratory fees                                *       *          *       *          *       *     *  *   *  *             *
  Discounts & allowances                         *       *          *       *          *       *     *  *   *  *             *
  Optical - Other                                *       *          *       *          *       *     *  *   *  *             *
   Total Pharmac. & Supplies                     *       *          *       *          *       *     *  *   *  *             *



* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers - Chicago, L.L.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Non-Ophthalmic Business                          *      *      *      *      *      *      *      *      *

G&A expenses:                                    *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Office & Administrative:                         *      *      *      *      *      *      *      *      *
 Office Supplies                                 *      *      *      *      *      *      *      *      *
  Office supplies                                *      *      *      *      *      *      *      *      *
  Software/computer expense                      *      *      *      *      *      *      *      *      *
  Food service                                   *      *      *      *      *      *      *      *      *
  Bank charges                                   *      *      *      *      *      *      *      *      *
  Credit card fees                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *

 Postage & freight                               *      *      *      *      *      *      *      *      *
 Employee & patient programs                     *      *      *      *      *      *      *      *      *
 Continuing education                            *      *      *      *      *      *      *      *      *
 Dues and subscriptions                          *      *      *      *      *      *      *      *      *
 Telephone                                       *      *      *      *      *      *      *      *      *
 Utilities                                       *      *      *      *      *      *      *      *      *
 Printing                                        *      *      *      *      *      *      *      *      *
 Misc. office expense                            *      *      *      *      *      *      *      *      *
  Total Office & Admin. Expenses                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Marketing:                                       *      *      *      *      *      *      *      *      *
 Advertising                                     *      *      *      *      *      *      *      *      *
 Marketing - Other                               *      *      *      *      *      *      *      *      *
  Total Marketing                                *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Professional and Service Fees:                   *      *      *      *      *      *      *      *      *
 Legal                                           *      *      *      *      *      *      *      *      *
 Accounting                                      *      *      *      *      *      *      *      *      *
 Other prof. consulting                          *      *      *      *      *      *      *      *      *
 Collection fees                                 *      *      *      *      *      *      *      *      *
 Answering service                               *      *      *      *      *      *      *      *      *
 Linens & uniforms                               *      *      *      *      *      *      *      *      *
 Other services                                  *      *      *      *      *      *      *      *      *
 Temporary services                              *      *      *      *      *      *      *      *      *
  Total Professional Fees                        *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Rental Expense:                                  *      *      *      *      *      *      *      *      *
 Building rent                                   *      *      *      *      *      *      *      *      *
 Other office rent & parking                     *      *      *      *      *      *      *      *      *
 Equipment leases                                *      *      *      *      *      *      *      *      *
 Optical equipment rent                          *      *      *      *      *      *      *      *      *
  Total Rent Expense                             *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Repairs & Maintenance:                           *      *      *      *      *      *      *      *      *
 Building maintenance                            *      *      *      *      *      *      *      *      *
 Repairs - equipment                             *      *      *      *      *      *      *      *      *
 Non-capitalized tools                           *      *      *      *      *      *      *      *      *
  Total Repairs & Maint.                         *      *      *      *      *      *      *      *      *

Hunkeler Eye Centers - Chicago, L.L.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Non-Ophthalmic Business                          *      *      *      *  *   *  *              *

G&A expenses:                                    *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Office & Administrative:                         *      *      *      *  *   *  *              *
 Office Supplies                                 *      *      *      *  *   *  *              *
  Office supplies                                *      *      *      *  *   *  *              *
  Software/computer expense                      *      *      *      *  *   *  *              *
  Food service                                   *      *      *      *  *   *  *              *
  Bank charges                                   *      *      *      *  *   *  *              *
  Credit card fees                               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *

 Postage & freight                               *      *      *      *  *   *  *              *
 Employee & patient programs                     *      *      *      *  *   *  *              *
 Continuing education                            *      *      *      *  *   *  *              *
 Dues and subscriptions                          *      *      *      *  *   *  *              *
 Telephone                                       *      *      *      *  *   *  *              *
 Utilities                                       *      *      *      *  *   *  *              *
 Printing                                        *      *      *      *  *   *  *              *
 Misc. office expense                            *      *      *      *  *   *  *              *
  Total Office & Admin. Expenses                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *

Marketing:                                       *      *      *      *  *   *  *              *
 Advertising                                     *      *      *      *  *   *  *              *
 Marketing - Other                               *      *      *      *  *   *  *              *
  Total Marketing                                *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Professional and Service Fees:                   *      *      *      *  *   *  *              *
 Legal                                           *      *      *      *  *   *  *              *
 Accounting                                      *      *      *      *  *   *  *              *
 Other prof. consulting                          *      *      *      *  *   *  *              *
 Collection fees                                 *      *      *      *  *   *  *              *
 Answering service                               *      *      *      *  *   *  *              *
 Linens & uniforms                               *      *      *      *  *   *  *              *
 Other services                                  *      *      *      *  *   *  *              *
 Temporary services                              *      *      *      *  *   *  *              *
  Total Professional Fees                        *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Rental Expense:                                  *      *      *      *  *   *  *              *
 Building rent                                   *      *      *      *  *   *  *              *
 Other office rent & parking                     *      *      *      *  *   *  *              *
 Equipment leases                                *      *      *      *  *   *  *              *
 Optical equipment rent                          *      *      *      *  *   *  *              *
  Total Rent Expense                             *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Repairs & Maintenance:                           *      *      *      *  *   *  *              *
 Building maintenance                            *      *      *      *  *   *  *              *
 Repairs - equipment                             *      *      *      *  *   *  *              *
 Non-capitalized tools                           *      *      *      *  *   *  *              *
   Total Repairs & Maint.                        *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers - Chicago, L.L.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Non-Ophthalmic Business                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Taxes and Insurance:                             *      *      *      *      *      *      *      *      *
  Malpractice                                    *      *      *      *      *      *      *      *      *
  Liability & casualty                           *      *      *      *      *      *      *      *      *
  Workers' compensation ins.                     *      *      *      *      *      *      *      *      *
  D&O                                            *      *      *      *      *      *      *      *      *
  Key Man Life                                   *      *      *      *      *      *      *      *      *
  Other insurance                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Sales & Use tax                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Other taxes                                    *      *      *      *      *      *      *      *      *
    Total Taxes & Ins.                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Other Expenses:                                  *      *      *      *      *      *      *      *      *
  Travel & entertainment                         *      *      *      *      *      *      *      *      *
  Recruitment & relocation                       *      *      *      *      *      *      *      *      *
  Auto & Van                                     *      *      *      *      *      *      *      *      *
  Contracted patient transport.                  *      *      *      *      *      *      *      *      *
  Donations and gifts                            *      *      *      *      *      *      *      *      *
  Allocated IT/Computing costs                   *      *      *      *      *      *      *      *      *
  Other                                          *      *      *      *      *      *      *      *      *
    Total Other Expense                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total G&A expenses                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Depreciation & Amortization:                     *      *      *      *      *      *      *      *      *
  Building depreciation                          *      *      *      *      *      *      *      *      *
  Equipment depreciation                         *      *      *      *      *      *      *      *      *
  Goodwill amortization                          *      *      *      *      *      *      *      *      *
  Other intangible amortization                  *      *      *      *      *      *      *      *      *
  Amortization of deferred charges               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Depr. and Amortization                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Interest (Income) and expense:                   *      *      *      *      *      *      *      *      *
  Depository Interest                            *      *      *      *      *      *      *      *      *
  Investment Income                              *      *      *      *      *      *      *      *      *
  Bank Line Interest Expense                     *      *      *      *      *      *      *      *      *
  Cap. Lease Interest Expense                    *      *      *      *      *      *      *      *      *
  Other Interest Expense                         *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Interest (Income)/expense              *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Non-Ophthalmic Business Budgeted                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Office Expense                                   *      *      *      *      *      *      *      *      *

Hunkeler Eye Centers - Chicago, L.L.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Non-Ophthalmic Business                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Taxes and Insurance:                             *      *      *      *  *   *  *              *
  Malpractice                                    *      *      *      *  *   *  *              *
  Liability & casualty                           *      *      *      *  *   *  *              *
  Workers' compensation ins.                     *      *      *      *  *   *  *              *
  D&O                                            *      *      *      *  *   *  *              *
  Key Man Life                                   *      *      *      *  *   *  *              *
  Other insurance                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Sales & Use tax                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Other taxes                                    *      *      *      *  *   *  *              *
    Total Taxes & Ins.                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Other Expenses:                                  *      *      *      *  *   *  *              *
  Travel & entertainment                         *      *      *      *  *   *  *              *
  Recruitment & relocation                       *      *      *      *  *   *  *              *
  Auto & Van                                     *      *      *      *  *   *  *              *
  Contracted patient transport.                  *      *      *      *  *   *  *              *
  Donations and gifts                            *      *      *      *  *   *  *              *
  Allocated IT/Computing costs                   *      *      *      *  *   *  *              *
  Other                                          *      *      *      *  *   *  *              *
    Total Other Expense                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total G&A expenses                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Depreciation & Amortization:                     *      *      *      *  *   *  *              *
  Building depreciation                          *      *      *      *  *   *  *              *
  Equipment depreciation                         *      *      *      *  *   *  *              *
  Goodwill amortization                          *      *      *      *  *   *  *              *
  Other intangible amortization                  *      *      *      *  *   *  *              *
  Amortization of deferred charges               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Depr. and Amortization                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Interest (Income) and expense:                   *      *      *      *  *   *  *              *
  Depository Interest                            *      *      *      *  *   *  *              *
  Investment Income                              *      *      *      *  *   *  *              *
  Bank Line Interest Expense                     *      *      *      *  *   *  *              *
  Cap. Lease Interest Expense                    *      *      *      *  *   *  *              *
  Other Interest Expense                         *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Interest (Income)/expense              *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Non-Ophthalmic Business Budgeted                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Office Expense                                   *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers - Chicago, L.L.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Non-Ophthalmic Business                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Non-Ophthalmic Business Budgeted                 *      *      *      *      *      *      *      *      *
 Practice Expense                                *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Non-Ophthalmic Business Monthly Fee              *      *      *      *      *      *      *      *      *

Hunkeler Eye Centers - Chicago, L.L.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Non-Ophthalmic Business                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Non-Ophthalmic Business Budgeted                 *      *      *      *  *   *  *              *
 Practice Expense                                *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Non-Ophthalmic Business Monthly Fee              *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

                                 EXHIBIT 1.19
                                   LOCATIONS



     .    7427 Lake Street
          River Forest, Illinois
          (Dr. Bauer)

                                EXHIBIT 1.33(b)
                 PHYSICIAN-EMPLOYEES AND OPTOMETRISTS INCLUDED
                              IN PRACTICE EXPENSE



Robert J. Heidenry, M.D.

                                EXHIBIT 1.33(g)
                                   EQUIPMENT


                                 See Attached

                                 EXHIBIT 1.57
                              PURCHASE AGREEMENTS


     NovaMed EyeCare Management, L.L.C., entered into a Purchase Agreement with each of the following entities for purchase of such entities' nonmedical assets, with each of the Purchase Agreements being effective as of January 1, 1996:

          Brodersen - Williams Eye Institute, P.C.
          Deschamps Eye Care, P.C.
          Walter I. Fried, Ph.D., M.D., J.C.
          Kirk Eye Center, S.C.
          Northshore Eye Associates, Ltd.
          Northwest Ophthalmology Associates, S.C.

                                EXHIBIT 1.59(a)
                          FORM OF SERVICES AGREEMENTS



                                 See Attached

                                EXHIBIT 1.59(b)
                          LIST OF SERVICES AGREEMENTS



Each Services Agreement is of even date herewith, unless otherwise noted. Practice is a party to a Services Agreement with each of the following entities:

Brodersen-Williams Eye Institute, P.C.
Deschamps Eye Care, P.C.
Walter I. Fried, Ph.D., M.D., S.C.
Kirk Eye Center, S.C.
S. Kirk, S.C.
Northshore Eye Associates, Ltd.
Kathleen M. Scarpulla, M.D., S.C.
Northwest Ophthalmology Associates, S.C.
Lawrence D. Wolin, M.D., S.C.

                                EXHIBIT 3.1(b)

                            MEMBERS OF POLICY BOARD


                        Practice-Owner Representatives
                        ------------------------------

                              Kent A. Kirk, M.D.
                          Walter I Fried, Ph.D., M.D.


                       Business Manager Representatives
                       --------------------------------

                              E. Michele Vickery
                                James Williams

                                EXHIBIT 4.8(a)
                   FORM OF BILLING AND COLLECTION AGREEMENT



                                 See Attached

                                EXHIBIT 4.8(b)

                           FORM OF POWER OF ATTORNEY


                                 See Attached

                                 EXHIBIT 5.1A

           FORM OF EMPLOYMENT AGREEMENT (PHYSICIAN PRACTICE-OWNERS)



                                 See Attached

                                 EXHIBIT 5.1B

                        LIST OF INITIAL PRACTICE-OWNERS


Brodersen-Williams Eye Institute, P.C.
Deschamps Eye Care, P.C.
Walter I. Fried, Ph.D., M.D., S.C.
Kirk Eye Center, S.C.
S. Kirk, S.C.
Northwest Ophthalmology Associates, S.C.
Kathleen M. Scarpulla, M.D., S.C.
Northshore Eye Associates, Ltd.
Lawrence D. Wolin, M.D., S.C.
Ann K. Williams, M.D.

                                 EXHIBIT 5.1C

                           FORM EMPLOYMENT AGREEMENT
                  (PHYSICIAN SHAREHOLDERS OF PRACTICE-OWNERS)

                                 EXHIBIT 5.2A
              FORM OF EMPLOYMENT AGREEMENT (PHYSICIAN EMPLOYEES)



                                 See Attached

                                  EXHIBIT 5.8
                               PRACTICE D/B/A's



Brodersen-Williams Eye Institute, P.C.
Deschamps Eye Care, P.C.
Walter I. Fried, Ph.D., M.D., S.C.
Kirk Eye Center, S.C.
S. Kirk, S.C.
Northshore Eye Associates, Ltd.
Northwest Ophthalmology Associates, S.C.
Lawrence D. Wolin, M.D., S.C.